UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23380

Name of Fund:	BlackRock Credit Strategies Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Strategies Fund,
50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2023

Date of reporting period: 12/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2023

2023 Annual Report

BlackRock Credit Strategies Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.

The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.04%	26.29%

U.S. small cap equities (Russell 2000® Index)	8.18	16.93

International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24

Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility as described in the Notes to Consolidated Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023	BlackRock Credit Strategies Fund

Investment Objective

BlackRock Credit Strategies Fund’s (the “Fund”) investment objective is to seek to provide high income and attractive risk-adjusted returns. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in fixed income securities, with an emphasis on public and private corporate credit.

The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Fund’s investment objective will be achieved.

Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low

Net Asset Value — Institutional	$8.63	$8.48	1.77%	$8.77	$8.48
Net Asset Value — Class A	8.65	8.50	1.76	8.79	8.50
Net Asset Value — Class U	8.64	8.50	1.65	8.79	8.50
Net Asset Value — Class W	8.65	8.50	1.76	8.79	8.50

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on February 28, 2019.

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
(c)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2023 (continued)	BlackRock Credit Strategies Fund

Performance

Returns for the period ended December 31, 2023 were as follows:

			Average Annual Total Returns(a)

			1 Year		Since Inception(b)

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional(c)	10.12%	10.11%	12.36%	N/A	4.35%	N/A
Class A(c)	9.16	9.15	11.53	8.74%	3.60	3.06%
Class U(c)	9.31	9.30	11.41	N/A	3.57	N/A
Class W(c)	9.08	9.08	11.53	7.63	3.59	2.83

Morningstar LSTA Leveraged Loan Index	—	—	13.32	N/A	5.11	N/A
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	—	—	13.44	N/A	4.23	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on February 28, 2019.
(c)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date. Performance results reflect the Fund’s use of leverage, if any.

N/A — Not applicable as share class and index do not have a sales charge.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Contributions to the Fund’s performance were led by exposure to floating rate securities, particularly through private credit exposure and liquid bank loan positions. Additionally, holdings of U.S. high yield corporate bonds and collateralized loan obligations proved additive. U.S. investment grade corporate bonds and Asian corporate credit made modest contributions to performance.

There were no material detractors from the Fund’s performance over the period.

Describe recent portfolio activity.

The Fund’s private credit exposure decreased over the period, due to a reduction in leverage as well as loan paydowns and maturation. Within publicly traded credit, the Fund shifted toward higher quality exposures, increasing exposure to bank loans as the asset class provides secured floating rate carry. The Fund selectively trimmed holdings of both U.S. high yield and investment grade corporate bonds to protect against a potential downturn as the markets continue the transition to a higher cost of capital environment.

Describe portfolio positioning at period end.

The Fund was defensively positioned, favoring higher quality credit and floating rate instruments. The Fund was selective in its illiquid positions with a focus on structuring deals with strong lender protections to shield against the higher cost of capital and slowing economic growth environment. Shorter maturity and floating rate spread assets were favored as an attractive source of carry and risk-adjusted return. The Fund remained poised to tactically deploy assets into idiosyncratic, high conviction opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock Credit Strategies Fund

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type(a)	Percentage of Total Investments

Floating Rate Loan Interests	62.9%
Corporate Bonds	22.1
Asset-Backed Securities	7.7
Preferred Securities	4.7
Common Stocks	1.2
Other*	1.4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percentage of Total Investments

AAA/Aaa	0.4%
AA/Aa	1.4
A	4.2
BBB/Baa	8.2
BB/Ba	8.7
B	18.5
CCC/Caa	11.3
CC	0.1
C	0.8
D	0.2
N/R(c)	46.2

(a)	Excludes short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	7

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees but are only available through the Fund’s distributor or an asset-based fee program sponsored by a registered broker-dealer or registered investment adviser (also known as a “wrap fee” program) that has an agreement with the Fund’s distributor.

Class A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and servicing and distribution fee of 0.75% per year. A contingent deferred sales charge of 1.50% is assessed on Fund repurchases of Class A Shares made within 18 months after purchase where no initial sales load was paid at the time of purchase as part of an investment of $250,000 or more. Class A Shares performance shown prior to the Class A Shares inception date of April 1, 2020 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class A Shares fees.

Class U Shares are not subject to any sales charge. These shares are subject to a servicing and distribution fee of 0.75% per year. These shares are available only to clients of financial intermediaries with which the Fund has a selling agreement to distribute such shares. Class U Shares performance shown prior to the Class U Shares inception date of July 12, 2021 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class U Shares fees.

Class W Shares are subject to a maximum initial sales charge (front-end load) of 3.50% and servicing and distribution fee of 0.75% per year. These shares are available only through brokerage, transactional-based accounts. Class W Shares performance shown prior to the Class W Shares inception date of July 12, 2021 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class W Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of the Fund may incur the following charges: (a) transactional expenses, including sales charges and early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses for Continuously Offered Closed-End Funds (continued)

Expense Example for Continuously Offered Closed-End Funds

	Actual				Hypothetical 5% Return
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio
			Including Interest Expense and Fees(a)	Excluding Interest Expense and Fees(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period(a)	Ending Account Value (12/31/23)	Expenses Paid During the Period(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$ 1,000.00	$ 1,064.80	$ 9.05	$ 6.73	$ 1,000.00	$ 1,016.44	$ 8.84	$ 1,018.69	$ 6.57	1.74%	1.29%
Class A	1,000.00	1,059.90	12.74	10.39	1,000.00	1,012.83	12.45	1,015.12	10.15	2.45	2.00
Class U	1,000.00	1,058.60	13.70	11.35	1,000.00	1,011.90	13.39	1,014.17	11.10	2.64	2.19
Class W	1,000.00	1,059.90	12.66	10.31	1,000.00	1,012.91	12.37	1,015.19	10.08	2.44	1.99

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

D I S C L O S U R E O F E X P E N S E S F O R C O N T I N U O U S L Y O F F E R E D C L O S E D - E N D F U N D S	9

Schedule of Investments December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AGL CLO Ltd., Series 2021-12A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.28%, 07/20/34(a)(b)	USD	1,000	$994,523
Anchorage Capital CLO Ltd., Series 2019-11A, Class A, (3-mo. CME Term SOFR + 2.56%), 7.97%, 07/22/32(a)(b)		1,000	992,375
Bain Capital Credit CLO Ltd.(a)(b)
Series 2019-2A, Class CR, (3-mo. CME Term SOFR + 2.36%), 7.76%, 10/17/32		1,000	990,018
Series 2021-4A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.33%, 10/20/34		1,000	989,829
Series 2021-6A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.32%, 10/21/34		1,500	1,485,641
Battalion CLO X Ltd., Series 2016-10A, Class BR2, (3-mo. CME Term SOFR + 2.31%), 7.71%, 01/25/35(a)(b)		1,000	975,480
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3-mo. CME Term SOFR + 3.46%), 8.88%, 04/20/32(a)(b)		1,000	963,866
CarVal CLO IV Ltd., Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.51%), 8.93%, 07/20/34(a)(b)		1,000	993,133
CIFC Funding Ltd.(a)(b)
Series 2015-1A, Class CRR, (3-mo. CME Term SOFR + 2.16%), 7.57%, 01/22/31		1,000	993,661
Series 2019-1A, Class CR, (3-mo. CME Term SOFR + 2.31%), 7.73%, 04/20/32		1,000	998,234
Series 2019-5A, Class A2RS, (3-mo. CME Term SOFR + 2.01%), 7.41%, 01/15/35		800	798,002
Clover CLO LLC, Series 2020-1A, Class CR, (3-mo. CME Term SOFR + 2.26%), 7.66%, 04/15/34(a)(b)		2,000	1,985,530
Cook Park CLO Ltd., Series 2018-1A, Class C, (3-mo. CME Term SOFR + 2.01%), 7.41%, 04/17/30(a)(b)		250	245,558
Elmwood CLO I Ltd., Series 2019-1A, Class DR, (3- mo. CME Term SOFR + 4.66%), 10.08%, 10/20/33(a)(b)		1,000	989,458
Flatiron CLO Ltd., Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.16%), 8.56%, 07/19/34(a)(b)		1,000	1,004,701
Golub Capital Partners LP, Series 2020-48A, Class C, (3-mo. CME Term SOFR + 3.06%), 8.46%, 04/17/33(a)(b)		900	899,575
Greywolf CLO V Ltd., Series 2015-1A, Class CR, (3-mo. CME Term SOFR + 3.26%), 8.64%, 01/27/31(a)(b)		500	480,775
HalseyPoint CLO Ltd., Series 2021-4A, Class C, (3-mo. CME Term SOFR + 2.41%), 7.83%, 04/20/34(a)(b)		750	746,864
Neuberger Berman Loan Advisers CLO Ltd.,
Series 2021-45A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.79%, 10/14/35(a)(b)		1,500	1,498,164
NYACK Park CLO Ltd., Series 2021-1A, Class C, (3-mo. CME Term SOFR + 2.21%), 7.63%, 10/20/34(a)(b)		1,250	1,231,856
OHA Credit Funding Ltd., Series 2019-2A, Class DR, (3-mo. CME Term SOFR + 3.56%), 8.97%, 04/21/34(a)(b)		1,000	995,609
OHA Loan Funding Ltd.(a)(b)
Series 2013-1A, Class DR2, (3-mo. CME Term SOFR + 3.31%), 8.72%, 07/23/31		750	741,327
Series 2015-1A, Class DR3, (3-mo. CME Term SOFR + 3.46%), 8.86%, 01/19/37		1,000	943,569
Palmer Square CLO Ltd.(a)(b)
Series 2022-1A, Class D, (3-mo. CME Term SOFR + 3.05%), 8.47%, 04/20/35		1,000	990,220

Security		Par (000)	Value

Asset-Backed Securities (continued)
Palmer Square CLO Ltd.(a)(b) (continued)
Series 2022-4A, Class C, (3-mo. CME Term SOFR + 2.21%), 7.61%, 10/15/34	USD	1,000	$992,603
Post CLO Ltd., Series 2022-1A, Class D, (3-mo. CME Term SOFR + 3.20%), 8.62%, 04/20/35(a)(b)		1,000	955,304
Rad CLO Ltd., Series 2021-15A, Class D, (3-mo. CME Term SOFR + 3.31%), 8.73%, 01/20/34(a)(b)		1,000	975,210
Regatta X Funding Ltd., Series 2017-3A, Class D, (3-mo. CME Term SOFR + 3.01%), 8.41%, 01/17/31(a)(b)		250	247,714
Signal Peak CLO Ltd., Series 2018-8A, Class C, (3-mo. CME Term SOFR + 2.26%), 7.68%, 04/20/33(a)(b)		1,000	990,716
Sixth Street CLO XIX Ltd., Series 2021-19A, Class D, (3-mo. CME Term SOFR + 3.26%), 8.68%, 07/20/34(a)(b)		1,000	967,104
TCW CLO Ltd., Series 2021-1A, Class D2, (3-mo. CME Term SOFR + 4.14%), 9.56%, 03/18/34(a)(b)		1,000	953,193
TICP CLO XIII Ltd., Series 2019-13A, Class DR, (3-mo. CME Term SOFR + 3.41%), 8.81%, 04/15/34(a)(b)		1,000	980,307
Webster Park CLO Ltd., Series 2015-1A, Class CR, (3-mo. CME Term SOFR + 3.16%), 8.58%, 07/20/30(a)(b)		690	671,128
Whitebox CLO I Ltd., Series 2019-1A, Class ANBR, (3-mo. CME Term SOFR + 1.96%), 7.36%, 07/24/32(a)(b)		2,000	1,993,832
Whitebox CLO II Ltd., Series 2020-2A, Class CR, (3-mo. CME Term SOFR + 2.46%), 7.86%, 10/24/34(a)(b)		640	639,571

Total Asset-Backed Securities — 7.4% (Cost: $34,147,587)			34,294,650

		Shares

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd.(c)		2,158	194

Consumer Finance — 0.0%
Travelport Finance Luxembourg SARL		10	25,572

Financial Services — 0.0%
NMG Parent LLC		78	7,800

Health Care Providers & Services — 0.0%
Envision Healthcare Corp.(c)(d)		807	6,053

Hotel & Resort REITs — 0.4%
Park Hotels & Resorts, Inc		125,000	1,912,500

Household Durables — 0.5%
Taylor Morrison Home Corp., Class A(c)		46,000	2,454,100

Media — 0.0%
Learfield Communications LLC, (Acquired 09/06/23, Cost: $6,420)(c)(d)(e)		511	21,717

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Pharmaceuticals(c) — 0.2%
Marinus Pharmaceuticals, Inc.		24,994	$271,685
Milestone Pharmaceuticals, Inc.		260,096	434,360

			706,045

Total Common Stocks — 1.1% (Cost: $4,587,783)			5,133,981

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.4%
Bombardier, Inc.(b)
7.13%, 06/15/26	USD	134	133,374
7.88%, 04/15/27		48	48,009
6.00%, 02/15/28		182	177,318
8.75%, 11/15/30		47	50,041
RTX Corp., 6.40%, 03/15/54		765	885,626
Spirit AeroSystems, Inc.(b)
9.38%, 11/30/29		85	93,013
9.75%, 11/15/30		39	41,924
TransDigm, Inc.(b)
6.25%, 03/15/26		111	110,808
7.13%, 12/01/31		7	7,336
Triumph Group, Inc., 9.00%, 03/15/28(b)		91	96,764

			1,644,213

Automobile Components — 0.1%
Clarios Global LP/Clarios U.S. Finance Co., 8.50%, 05/15/27(b)		300	301,046
IHO Verwaltungs GmbH, (8.75% Cash or 9.50% PIK), 8.75%, 05/15/28(f)(g)	EUR	120	144,056

			445,102

Banks — 2.1%
Banco BPM SpA, (5-year EUR Swap + 3.40%), 3.38%, 01/19/32(a)(g)		200	208,479
Bangkok Bank PCL/Hong Kong, (5-year CMT + 1.90%), 3.73%, 09/25/34(a)(g)	USD	200	177,052
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(g)		200	190,200
Citigroup, Inc., (1-day SOFR + 2.66%), 6.17%, 05/25/34(a)		1,030	1,065,819
Commerzbank AG(a)(g)
(5-year EUR Swap + 6.36%), 6.13%(h)	EUR	600	638,359
(5-year EURIBOR ICE Swap + 3.70%), 6.75%, 10/05/33		100	117,482
HSBC Holdings PLC, (1-day SOFR + 3.02%), 7.40%, 11/13/34(a)	USD	495	543,000
JPMorgan Chase & Co., (1-day SOFR + 2.58%), 5.72%, 09/14/33(a)		2,235	2,312,554
Kasikornbank PCL/Hong Kong, (5-year CMT + 1.70%), 3.34%, 10/02/31(a)(g)		200	184,020
Macquarie Bank Ltd., 6.80%, 01/18/33(b)		2,070	2,200,276
Truist Financial Corp., (1-day SOFR + 2.05%), 6.05%, 06/08/27(a)		1,340	1,363,601
UBS Group AG, (1-year CMT + 1.55%), 4.49%, 05/12/26(a)(b)		885	871,536

			9,872,378

Security		Par (000)	Value

Biotechnology — 0.1%
Esperion Therapeutics, Inc., 4.00%, 11/15/25(i)	USD	388	$224,364

Broadline Retail(b) — 0.7%
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/26		3,294	3,159,786
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26		27	25,946

			3,185,732

Building Products — 0.4%
Lowe’s Cos., Inc., 5.63%, 04/15/53		1,200	1,258,110
SRS Distribution, Inc.(b)
4.63%, 07/01/28		58	55,024
6.13%, 07/01/29		57	54,038
6.00%, 12/01/29		108	100,700
White Cap Buyer LLC, 6.88%, 10/15/28(b)		147	142,298

			1,610,170

Capital Markets — 0.0%
Blue Owl Capital Corp. II, 8.45%, 11/15/26(b)		15	15,454
Blue Owl Credit Income Corp., 7.75%, 09/16/27		50	51,552
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.25%, 05/15/27		88	79,044
9.75%, 01/15/29(b)		18	18,363
4.38%, 02/01/29		5	4,175

			168,588

Chemicals — 0.2%
Ashland LLC, 3.38%, 09/01/31(b)		2	1,724
INEOS Quattro Finance 2 PLC, 8.50%, 03/15/29(g)	EUR	129	150,074
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(b)(f)	USD	24	17,956
Olympus Water U.S. Holding Corp., 9.63%, 11/15/28(g)	EUR	127	150,016
SCIL IV LLC/SCIL USA Holdings LLC, 9.50%, 07/15/28(g)		500	587,853
WR Grace Holdings LLC(b)
5.63%, 08/15/29	USD	118	103,835
7.38%, 03/01/31		35	35,011

			1,046,469

Commercial Services & Supplies(b) — 0.2%
ADT Security Corp., 4.88%, 07/15/32		8	7,400
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.63%, 07/15/26		200	198,950
9.75%, 07/15/27		184	180,301
Fortress Transportation and Infrastructure Investors LLC
6.50%, 10/01/25		52	51,833
9.75%, 08/01/27		22	22,880
5.50%, 05/01/28		114	109,627
Garda World Security Corp.
9.50%, 11/01/27		20	20,163
7.75%, 02/15/28		71	73,457
6.00%, 06/01/29		2	1,793
Neptune Bidco U.S., Inc., 9.29%, 04/15/29		70	65,275

			731,679

Communications Equipment(b) — 0.5%
CommScope Technologies LLC, 6.00%, 06/15/25		514	418,910
CommScope, Inc.
6.00%, 03/01/26		2,058	1,834,666

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Communications Equipment (continued)
CommScope, Inc. (continued)
4.75%, 09/01/29	USD	9	$6,043
Viasat, Inc.
5.63%, 09/15/25		42	40,952
5.63%, 04/15/27		33	31,927
7.50%, 05/30/31		6	4,710

			2,337,208

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 10.38%, 08/01/30(b)		171	180,838
Infrastrutture Wireless Italiane SpA, 1.75%, 04/19/31(g)	EUR	100	98,715
Pike Corp., 8.63%, 01/31/31(b)	USD	5	5,254

			284,807

Construction Materials — 0.2%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28(b)		2	2,030
HT Troplast GmbH, 9.38%, 07/15/28(g)	EUR	500	559,907
New Enterprise Stone & Lime Co., Inc.(b)
5.25%, 07/15/28	USD	36	34,341
9.75%, 07/15/28		17	17,000
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/31(b)		66	69,377

			682,655

Consumer Finance — 0.2%
Bread Financial Holdings, Inc., 9.75%, 03/15/29(b)		8	8,293
Capital One Financial Corp., (1-day SOFR + 2.64%), 6.31%, 06/08/29(a)		645	661,712
Navient Corp., 9.38%, 07/25/30		32	33,526
OneMain Finance Corp., 9.00%, 01/15/29		27	28,545
Sabre GLBL, Inc., 8.63%, 06/01/27(b)		41	37,311
Verscend Escrow Corp., 9.75%, 08/15/26(b)		349	351,453
Worldline SA/France, 0.00%, 07/30/26(g)(i)(j)	EUR	23	22,151

			1,142,991

Consumer Staples Distribution & Retail — 0.2%
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(g)	GBP	750	885,161
Market Bidco Finco PLC, 5.50%, 11/04/27(g)		100	112,169
United Natural Foods, Inc., 6.75%, 10/15/28(b)	USD	15	12,143

			1,009,473

Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, 07/15/27(g)	GBP	100	92,161
Clydesdale Acquisition Holdings, Inc.(b)
6.63%, 04/15/29	USD	13	12,786
8.75%, 04/15/30		78	72,725
Kleopatra Finco SARL, 4.25%, 03/01/26(g)	EUR	100	90,698
LABL, Inc., 9.50%, 11/01/28(b)	USD	93	93,930
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(b)		272	276,809
Trident TPI Holdings, Inc., 12.75%, 12/31/28(b)		20	21,400

			660,509

Diversified Consumer Services — 0.0%
Sotheby’s, 7.38%, 10/15/27(b)		200	192,879

Diversified REITs — 0.5%
American Tower Corp.
3.10%, 06/15/50		743	506,417
2.95%, 01/15/51		859	572,484
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		120	101,310
HAT Holdings I LLC/HAT Holdings II LLC, 8.00%, 06/15/27(b)		6	6,248

Security		Par (000)	Value

Diversified REITs (continued)
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)	USD	7	$6,412
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(b)		67	67,925
VICI Properties LP, 5.13%, 05/15/32		990	965,056

			2,225,852

Diversified Telecommunication Services — 1.4%
Cellnex Telecom SA, 2.13%, 08/11/30	EUR	300	340,307
Consolidated Communications, Inc., 6.50%, 10/01/28(b)	USD	1,374	1,188,510
Frontier Communications Holdings LLC(b)
5.00%, 05/01/28		49	45,285
6.75%, 05/01/29		446	398,815
8.75%, 05/15/30		151	155,335
Global Switch Finance BV, 1.38%, 10/07/30(g)	EUR	151	150,340
Iliad Holding SASU, 7.00%, 10/15/28(b)	USD	289	287,581
Kaixo Bondco Telecom SA, 5.13%, 09/30/29(g)	EUR	150	154,415
Level 3 Financing, Inc.
3.40%, 03/01/27	USD	94	90,240
4.63%, 09/15/27		108	64,800
3.63%, 01/15/29		24	12,240
10.50%, 05/15/30		147	142,544
Level 3 New Money TSA, 11.00%, 11/15/29(k)		95	95,350
Lumen Technologies, Inc., 4.00%, 02/15/27		46	29,687
Network i2i Ltd., (5-year CMT + 4.27%), 5.65%(a)(g)(h)		200	196,625
SoftBank Group Corp., 3.38%, 07/06/29(g)	EUR	200	197,386
Telecom Italia Capital SA, 7.20%, 07/18/36	USD	27	27,103
Verizon Communications, Inc.
2.88%, 11/20/50		150	101,982
3.70%, 03/22/61		247	188,696
Zayo Group Holdings, Inc.(b)
4.00%, 03/01/27		3,366	2,698,773
6.13%, 03/01/28		68	49,943

			6,615,957

Electric Utilities — 0.5%
Edison International, Series A, (5-year CMT + 4.70%), 5.38%(a)(h)		350	331,029
JSW Hydro Energy Ltd., 4.13%, 05/18/31(g)		161	139,788
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		231	213,856
Pacific Gas and Electric Co.
6.95%, 03/15/34		495	543,713
4.20%, 06/01/41		310	247,354
PG&E Corp., 4.25%, 12/01/27(b)		46	48,208
Southern California Edison Co., 5.88%, 12/01/53		600	645,050
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(g)		162	161,197

			2,330,195

Energy Equipment & Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp., 6.25%, 04/01/28(b)		121	119,185
Enerflex Ltd., 9.00%, 10/15/27(b)		53	51,126
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26		84	83,646

			253,957

Entertainment — 0.1%
Allwyn Entertainment Financing U.K. PLC, 7.25%, 04/30/30(g)	EUR	500	579,574
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)	USD	26	19,450

			599,024

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Environmental, Maintenance & Security Service — 0.0%
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	111	$106,837

Financial Services — 0.5%
Global Aircraft Leasing Co. Ltd.(b)(f)
(6.50% Cash or 7.25% PIK), 6.50%, 09/15/24		1,902	1,787,880
Series 2021, (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24		51	47,729
Macquarie Airfinance Holdings Ltd.(b)
8.38%, 05/01/28		16	16,758
8.13%, 03/30/29		24	25,085
Nationstar Mortgage Holdings, Inc., 5.00%, 02/01/26(b)		171	167,231
PennyMac Financial Services, Inc., 7.88%, 12/15/29(b)		16	16,470
Shriram Finance Ltd., 4.40%, 03/13/24(g)		200	198,200

			2,259,353

Food Products — 0.1%
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(b)		180	179,100
Elior Group SA, 3.75%, 07/15/26(g)	EUR	147	149,506

			328,606

Gas Utilities — 0.0%
ENN Clean Energy International Investment Ltd., 3.38%, 05/12/26(g)	USD	200	186,954

Ground Transportation — 0.0%
GN Bondco LLC, 9.50%, 10/15/31(b)		37	36,123

Health Care Equipment & Supplies(b) — 0.1%
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28		127	133,977
Medline Borrower LP, 5.25%, 10/01/29		284	267,692

			401,669

Health Care Providers & Services — 0.2%
AHP Health Partners, Inc., 5.75%, 07/15/29(b)		52	45,257
Catalent Pharma Solutions, Inc., 3.50%, 04/01/30(b)		6	5,219
CHS/Community Health Systems, Inc.(b)
6.00%, 01/15/29		4	3,600
5.25%, 05/15/30		178	148,870
4.75%, 02/15/31		5	3,931
Ephios Subco 3 SARL, 7.88%, 01/31/31(g)	EUR	134	152,897
LifePoint Health, Inc.(b)
9.88%, 08/15/30	USD	79	79,837
11.00%, 10/15/30		42	44,232
Star Parent, Inc., 9.00%, 10/01/30(b)		84	88,524
Surgery Center Holdings, Inc., 6.75%, 07/01/25(b)		185	184,306

			756,673

Health Care REITs — 0.4%
Diversified Healthcare Trust, 9.75%, 06/15/25		1,626	1,595,925
MPT Operating Partnership LP/MPT Finance Corp., 4.63%, 08/01/29		74	53,211

			1,649,136

Health Care Technology — 0.0%
AthenaHealth Group, Inc., 6.50%, 02/15/30(b)		219	198,672

Hotel & Resort REITs — 0.0%
Service Properties Trust, 8.63%, 11/15/31(b)		81	84,842

Hotels, Restaurants & Leisure — 2.0%
Boyd Gaming Corp., 4.75%, 06/15/31(b)		10	9,178
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 4.00%, 10/15/30(b)		2	1,794

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Caesars Entertainment, Inc.(b)
8.13%, 07/01/27	USD	51	$52,280
4.63%, 10/15/29		111	100,123
Carnival Corp.
7.63%, 03/01/26(g)	EUR	500	559,703
7.63%, 03/01/26(b)	USD	35	35,633
5.75%, 03/01/27(b)		101	98,519
4.00%, 08/01/28(b)		31	28,822
6.00%, 05/01/29(b)		61	58,695
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28(b)		172	187,208
Champion Path Holdings Ltd., 4.50%, 01/27/26(g)		200	185,750
Codere Finance 2 Luxembourg SA, (8.00% Cash and 3.00% PIK), 11.00%, 09/30/26(f)(g)	EUR	154	98,548
Constellation Merger Sub, Inc., 8.50%, 09/15/25(b)	USD	3,469	3,087,410
Delivery Hero SE, 0.88%, 07/15/25(g)(i)	EUR	1,600	1,592,938
Fortune Star BVI Ltd.(g)
5.95%, 10/19/25	USD	200	165,870
5.00%, 05/18/26		200	146,110
Life Time, Inc., 8.00%, 04/15/26(b)		54	54,491
Light & Wonder International, Inc., 7.50%, 09/01/31(b)		7	7,301
Lindblad Expeditions Holdings, Inc., 9.00%, 05/15/28(b)		50	51,698
Melco Resorts Finance Ltd.
4.88%, 06/06/25(g)		200	194,187
4.88%, 06/06/25(b)		200	194,187
5.63%, 07/17/27(g)		200	187,563
MGM China Holdings Ltd., 5.38%, 05/15/24(g)		200	199,020
Midco GB SASU, (7.75% Cash or 8.50% PIK), 7.75%, 11/01/27(f)(g)	EUR	150	162,446
NCL Corp. Ltd.(b)
5.88%, 03/15/26	USD	58	56,675
8.13%, 01/15/29		13	13,580
7.75%, 02/15/29		8	8,048
Pinnacle Bidco PLC, 10.00%, 10/11/28(g)	GBP	112	148,094
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(b)
5.63%, 09/01/29	USD	21	16,800
5.88%, 09/01/31		21	16,380
Royal Caribbean Cruises Ltd., 5.50%, 08/31/26(b)		50	49,507
Sands China Ltd., 5.38%, 08/08/25		200	196,750
Scientific Games Holdings LP/Scientific Games
U.S. FinCo, Inc., 6.63%, 03/01/30(b)		2	1,891
Six Flags Entertainment Corp., 7.25%, 05/15/31(b)		74	74,228
Station Casinos LLC, 4.63%, 12/01/31(b)		7	6,312
Studio City Co. Ltd., 7.00%, 02/15/27(g)		200	196,500
Viking Cruises Ltd., 9.13%, 07/15/31(b)		87	92,707
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)		29	28,275
Wynn Macau Ltd.
4.88%, 10/01/24(g)		300	295,875
5.63%, 08/26/28(b)		200	184,813
5.63%, 08/26/28(g)		200	184,813

			9,030,722

Household Durables — 0.1%
Dream Finders Homes, Inc., 8.25%, 08/15/28(b)		16	16,909
LGI Homes, Inc., 8.75%, 12/15/28(b)		6	6,382
Newell Brands, Inc., 6.50%, 04/01/46		650	540,425
SWF Escrow Issuer Corp., 6.50%, 10/01/29(b)		25	17,969

			581,685

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers — 0.2%
Alexander Funding Trust II, 7.47%, 07/31/28(b)	USD	100	$105,004
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(g)		200	193,500
Calpine Corp., 5.00%, 02/01/31(b)		3	2,750
Greenko Dutch BV, 3.85%, 03/29/26(g)		185	172,512
Greenko Power II Ltd., 4.30%, 12/13/28(g)		180	163,350
Greenko Solar Mauritius Ltd., 5.55%, 01/29/25(g)		200	195,875
NextEra Energy Partners LP(b)(i)
0.00%, 11/15/25(j)		18	15,723
2.50%, 06/15/26		18	16,128
ReNew Pvt Ltd., 5.88%, 03/05/27(g)		200	190,818

			1,055,660

Insurance — 0.3%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)
4.25%, 10/15/27		141	135,508
6.75%, 10/15/27		284	282,996
AmWINS Group, Inc., 4.88%, 06/30/29(b)		7	6,393
FWD Group Holdings Ltd., 5.75%, 07/09/24(g)		200	196,500
Galaxy Bidco Ltd., 6.50%, 07/31/26(g)	GBP	119	146,374
HUB International Ltd.(b)
7.00%, 05/01/26	USD	90	90,348
7.25%, 06/15/30		2	2,113
Jones Deslauriers Insurance Management, Inc.(b)
8.50%, 03/15/30		43	45,156
10.50%, 12/15/30		26	27,401
NFP Corp.(b)
4.88%, 08/15/28		98	96,985
6.88%, 08/15/28		153	155,540
7.50%, 10/01/30		27	28,736

			1,214,050

Interactive Media & Services — 0.8%
Vnet Group, Inc., 0.00%, 02/01/26(i)(j)		3,879	3,816,161

IT Services — 0.1%
Ahead DB Holdings LLC, 6.63%, 05/01/28(b)		31	27,009
CA Magnum Holdings, 5.38%, 10/31/26(g)		200	186,000
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29(b)		134	136,661
Dun & Bradstreet Corp., 5.00%, 12/15/29(b)		147	137,124

			486,794

Leisure Products — 0.0%
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		44	37,889

Machinery — 0.1%
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(f)		15	14,934
Madison IAQ LLC, 5.88%, 06/30/29(b)		2	1,762
Pearl Holding II Ltd., (6.00% Cash or 8.00% PIK), 6.00%(f)(g)(h)		96	2,088
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26(b)		121	121,762
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)		295	289,796

			430,342

Media — 0.7%
Altice Financing SA, 5.75%, 08/15/29(b)		200	177,482
CCO Holdings LLC/CCO Holdings Capital Corp., 7.38%, 03/01/31(b)		331	339,727
Charter Communications Operating LLC/Charter Communications Operating Capital
3.70%, 04/01/51		105	68,295

Security		Par (000)	Value

Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital (continued)
4.40%, 12/01/61	USD	600	$414,613
Clear Channel Outdoor Holdings, Inc.(b)
5.13%, 08/15/27		84	80,185
9.00%, 09/15/28		175	182,606
7.50%, 06/01/29		63	52,383
CMG Media Corp., 8.88%, 12/15/27(b)		46	36,484
Comcast Corp.
3.75%, 04/01/40		110	94,620
2.94%, 11/01/56		54	35,517
CSC Holdings LLC, 11.25%, 05/15/28(b)		200	206,072
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 08/15/27(b)		2	1,879
DISH DBS Corp.
5.25%, 12/01/26(b)		66	56,546
5.13%, 06/01/29		36	18,554
DISH Network Corp., 11.75%, 11/15/27(b)		66	68,895
Gray Television, Inc., 7.00%, 05/15/27(b)		42	39,921
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27		54	52,196
4.63%, 03/15/30		2	1,783
Radiate Holdco LLC/Radiate Finance, Inc.(b)
4.50%, 09/15/26		42	32,034
6.50%, 09/15/28		62	30,379
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)		10	7,050
Tele Columbus AG, 3.88%, 05/02/25(g)	EUR	100	69,880
Univision Communications, Inc.(b)
8.00%, 08/15/28	USD	47	48,486
7.38%, 06/30/30		49	48,859
Virgin Media Secured Finance PLC, 5.25%, 05/15/29(g)	GBP	500	591,119
VZ Vendor Financing II BV, 2.88%, 01/15/29(g)	EUR	500	483,668
Ziggo Bond Co. BV, 6.00%, 01/15/27(b)	USD	164	159,615

			3,398,848

Metals & Mining — 0.3%
ABJA Investment Co. Pte. Ltd., 5.95%, 07/31/24(g)		200	199,062
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		175	178,427
JSW Steel Ltd., 3.95%, 04/05/27(g)		200	185,000
Kaiser Aluminum Corp., 4.50%, 06/01/31(b)		95	81,893
New Gold, Inc., 7.50%, 07/15/27(b)		54	54,479
Novelis Corp.(b)
3.25%, 11/15/26		81	76,253
3.88%, 08/15/31		114	100,461
Periama Holdings LLC, 5.95%, 04/19/26(g)		250	246,016
Vedanta Resources Finance II PLC, 13.88%, 01/21/24(g)		412	364,842

			1,486,433

Oil, Gas & Consumable Fuels — 2.9%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		35	44,100
8.25%, 12/31/28		118	118,686
Callon Petroleum Co.(b)
8.00%, 08/01/28		62	63,319
7.50%, 06/15/30		130	131,108
CITGO Petroleum Corp.(b)
7.00%, 06/15/25		32	31,948
8.38%, 01/15/29		68	69,926

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Civitas Resources, Inc.(b)
8.38%, 07/01/28	USD	107	$111,702
8.63%, 11/01/30		42	44,550
Comstock Resources, Inc.(b)
6.75%, 03/01/29		106	96,938
5.88%, 01/15/30		15	13,009
Crescent Energy Finance LLC(b)
7.25%, 05/01/26		91	91,561
9.25%, 02/15/28		104	107,907
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30(b)		22	22,497
Diamondback Energy, Inc., 6.25%, 03/15/33		885	945,642
Enbridge, Inc., 6.70%, 11/15/53		530	616,407
Energy Transfer LP, 5.40%, 10/01/47		150	139,767
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27(b)		2	2,075
Genesis Energy LP/Genesis Energy Finance Corp., 8.25%, 01/15/29		13	13,378
Hess Corp., 5.80%, 04/01/47		248	267,246
Hilcorp Energy I LP/Hilcorp Finance Co., 8.38%, 11/01/33(b)		56	59,329
Medco Maple Tree Pte Ltd., 8.96%, 04/27/29(g)		250	254,687
MPLX LP, 4.95%, 03/14/52		400	355,819
Nabors Industries Ltd.(b)
7.25%, 01/15/26		46	44,216
7.50%, 01/15/28		21	18,160
Nabors Industries, Inc.
5.75%, 02/01/25		45	44,985
7.38%, 05/15/27(b)		68	66,618
9.13%, 01/31/30(b)		15	15,061
New Fortress Energy, Inc.(b)
6.75%, 09/15/25		45	44,641
6.50%, 09/30/26		4,036	3,876,189
Northern Oil and Gas, Inc., 8.13%, 03/01/28(b)		125	126,562
Permian Resources Operating LLC(b)
5.88%, 07/01/29		8	7,800
9.88%, 07/15/31		36	40,005
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(b)		2,436	2,436,000
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28(b)		40	41,449
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/26(b)(l)		2,349	2,330,254
Transocean, Inc.(b)
7.50%, 01/15/26		36	35,369
11.50%, 01/30/27		58	60,610
8.00%, 02/01/27		47	45,825
8.75%, 02/15/30		87	91,312
Valaris Ltd., 8.38%, 04/30/30(b)		90	92,209
Venture Global LNG, Inc.(b)
8.13%, 06/01/28		70	70,693
9.50%, 02/01/29		105	111,108
8.38%, 06/01/31		203	202,895
9.88%, 02/01/32		114	118,747
Vital Energy, Inc.
10.13%, 01/15/28		24	24,661
9.75%, 10/15/30		29	30,063

			13,577,033

Security		Par (000)	Value

Passenger Airlines(b) — 0.0%
American Airlines, Inc., 8.50%, 05/15/29	USD	29	$30,624
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25		23	16,541
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 7.88%, 05/01/27		21	18,062

			65,227

Personal Care Products — 0.2%
Beauty Health Co., 1.25%, 10/01/26(b)(i)		1,165	867,226

Pharmaceuticals — 0.4%
1375209 BC Ltd., 9.00%, 01/30/28(b)		18	17,552
Organon & Co./Organon Foreign Debt Co-Issuer BV, 2.88%, 04/30/28(g)	EUR	149	150,869
Pfizer Investment Enterprises Pte. Ltd., 5.30%, 05/19/53	USD	650	663,575
Teva Pharmaceutical Finance Netherlands II BV, 7.38%, 09/15/29	EUR	750	904,309

			1,736,305

Professional Services — 0.0%
CoreLogic, Inc., 4.50%, 05/01/28(b)	USD	87	76,213

Real Estate Management & Development — 0.5%
Agps Bondco PLC, 5.00%, 01/14/29(g)	EUR	100	35,216
Anywhere Real Estate Group LLC/Anywhere Co.- Issuer Corp.
7.00%, 04/15/30	USD	58	53,856
7.00%, 04/15/30(b)		34	31,355
Aroundtown SA, 0.38%, 04/15/27(g)	EUR	100	88,644
Cushman & Wakefield U.S. Borrower LLC(b)
6.75%, 05/15/28	USD	62	61,690
8.88%, 09/01/31		20	21,195
Fantasia Holdings Group Co. Ltd.(c)(m)
11.75%, 04/17/22(g)		710	15,975
12.25%, 10/18/22		200	4,500
Fastighets AB Balder, 1.13%, 01/29/27(g)	EUR	100	94,272
Heimstaden Bostad Treasury BV, 1.38%, 03/03/27		100	87,213
PCPD Capital Ltd., 5.13%, 06/18/26(g)	USD	200	155,875
Theta Capital Pte. Ltd., 8.13%, 01/22/25(g)		200	177,772
Vivion Investments SARL, 3.00%, 08/08/24(g)	EUR	100	103,188
VLL International, Inc., 5.75%, 11/28/24(g)	USD	200	195,200
WeWork Cos U.S. LLC(b)(c)(f)(m)
(5.00% Cash and 6.00% PIK), 11.00%, 08/15/27		2,018	403,650
(7.00% Cash and 8.00% PIK), 15.00%, 08/15/27		1,608	543,524

			2,073,125

Semiconductors & Semiconductor Equipment — 0.4%
ams-OSRAM AG, 10.50%, 03/30/29(g)	EUR	300	359,253
Broadcom, Inc., 3.75%, 02/15/51(b)	USD	1,765	1,387,575
NCR Atleos Corp., 9.50%, 04/01/29(b)		21	22,313

			1,769,141

Software(b) — 1.6%
Alteryx, Inc., 8.75%, 03/15/28		50	53,219
Boxer Parent Co., Inc.
7.13%, 10/02/25		91	91,488
9.13%, 03/01/26		88	87,806
Clarivate Science Holdings Corp., 4.88%, 07/01/29		122	114,477
Cloud Software Group, Inc.
6.50%, 03/31/29		302	287,637
9.00%, 09/30/29		164	155,874

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
McAfee Corp., 7.38%, 02/15/30	USD	4,116	$3,758,943
MicroStrategy, Inc., 6.13%, 06/15/28		91	88,283
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25		2,032	1,677,559
West Technology Group LLC, 8.50%, 04/10/27		1,202	1,033,720

			7,349,006

Textiles, Apparel & Luxury Goods — 0.1%
European TopSoho SARL, Series SMCP, 4.00%, 09/21/21(c)(g)(i)(m)	EUR	300	286,846

Tobacco — 0.0%
BAT Capital Corp., 4.54%, 08/15/47	USD	100	76,773

Transportation Infrastructure(g) — 0.1%
Delhi International Airport Ltd., 6.13%, 10/31/26		200	196,640
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27		200	183,070
Heathrow Finance PLC, 3.88%, 03/01/27(l)	GBP	126	147,958

			527,668

Wireless Telecommunication Services — 1.0%
Altice France SA/France, 5.13%, 07/15/29(b)	USD	200	155,604
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)		200	198,802
Digicel Holdings, 8.75%, 05/25/24		168	157,318
Digicel International Finance Ltd./Digicel international Holdings Ltd.(b)
8.75%, 05/25/24		2,398	2,243,281
Series 1441, 8.75%, 05/25/24		1,503	1,401,375
Globe Telecom, Inc., (5-year CMT + 5.53%), 4.20%(a)(g)(h)		200	189,500
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(d)(f)		2,935	484,282

			4,830,162

Total Corporate Bonds — 21.2% (Cost: $101,855,634)			98,046,376

Fixed Rate Loan Interests

Commercial Services & Supplies — 0.5%
Terraboost Media, Term Loan, (4.00% Cash and 6.00% PIK), 10.00%, 08/21/26(d)(f)		2,561	2,276,919

Specialty Retail — 0.1%
Razor Group GmbH, (3.50% Cash and 3.50% PIK), 7.00%, 04/30/25(d)(f)		431	417,169

Wireless Telecommunication Services — 0.0%
Ligado Networks LLC
2023 Fixed Super Priority First Out Term Loan, 15.50%, 01/16/24(d)		83	74,662

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Ligado Networks LLC (continued)
2023 PIK Super Priority First Out Term Loan, (15.50% Cash and 1.00% PIK), 16.50%, 01/16/24(d)(f)	USD	48	$42,637
2023 Super Priority First Out Term Loan, 17.50%, 01/16/24		39	39,259

			156,558

Total Fixed Rate Loan Interests — 0.6% (Cost: $3,099,588)			2,850,646

Floating Rate Loan Interests(a)

Aerospace & Defense — 0.2%
Barnes Group, Inc., Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.46%, 09/03/30		34	33,935
Bleriot U.S. Bidco, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.61%, 10/31/28		32	32,222
Cobham Ultra SeniorCo SARL, USD Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.36%, 08/03/29		33	33,031
Cubic Corp.
Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.90%, 05/25/28		148	137,468
Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.90%, 05/25/28		28	26,119
Dynasty Acquisition Co., Inc., 2023 Term Loan B1, (1-mo. CME Term SOFR + 4.00%), 9.36%, 08/24/28		144	144,664
NORDAM Group, Inc., Term Loan B, (1-mo. CME Term SOFR + 5.60%), 10.96%, 04/09/26		24	21,765
Peraton Corp.
2nd Lien Term Loan B1, (3-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.22%, 02/01/29		95	94,133
Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/01/28		161	160,893
Standard Aero Ltd., 2023 Term Loan B2, (1-mo. CME Term SOFR + 4.00%), 9.36%, 08/24/28		62	61,999
TransDigm, Inc.
2023 Term Loan I, (3-mo. CME Term SOFR + 3.25%), 8.60%, 08/24/28		133	133,342
2023 Term Loan J, (3-mo. CME Term SOFR at 1.00% Floor + 3.25%), 8.60%, 02/14/31		38	38,142

			917,713

Air Freight & Logistics — 0.0%
Rand Parent LLC, 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.60%, 03/17/30		15	14,809

Automobile Components — 0.1%
Adient U.S. LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.72%, 04/10/28		38	38,203

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobile Components (continued)
Clarios Global LP, 2023 Incremental Term Loan, (1- mo. CME Term SOFR + 3.75%), 9.11%, 05/06/30	USD	125	$124,844
Tenneco, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR + 5.00%), 10.47%, 11/17/28		59	51,887

			214,934

Automobiles — 0.0%
Dealer Tire Financial LLC, Series B, Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.86%, 12/14/27		94	93,680
RVR Dealership Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/08/28		9	7,819

			101,499

Banks — 0.1%
Ascensus Holdings, Inc.
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.50%), 12.18%, 08/02/29		51	48,759
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 08/02/28		155	154,713

			203,472

Beverages — 0.1%
Naked Juice LLC
2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.45%, 01/24/30		143	114,654
Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.70%, 01/24/29		223	214,851
Triton Water Holdings, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.86%, 03/31/28		52	51,873

			381,378

Broadline Retail — 1.2%
LSF9 Atlantis Holdings LLC, 2022 Term Loan B, (3- mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.60%, 03/31/29		1,620	1,577,209
New SK Holdco Sub LLC, 2022 PIK Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.85%, 1.50% PIK), 13.71%, 06/30/27(f)		101	100,350
PERCHHQ LLC, Term Loan, (1-mo. LIBOR US at 1.00% Floor + 7.00%), 12.43%, 10/15/25(d)		3,135	2,128,615
PUG LLC
2021 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.72%, 02/12/27(d)		30	29,999
USD Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27		160	156,879
Sally Holdings LLC, 2023 CovLite Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.61%, 02/28/30		29	28,863
Thrasio LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.00%), 12.50%, 12/18/26		2,977	1,384,516
Woof Holdings, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.36%, 12/21/27		13	10,669

			5,417,100

Building Products — 0.3%
AZZ, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 05/13/29		33	32,603
LBM Acquisition LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 12/17/27		7	7,311

Security		Par (000)	Value

Building Products (continued)
Porcelain Acquisition Corp., Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.45%, 04/30/27(d)	USD	1,226	$1,137,279
SRS Distribution, Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		137	137,192
2022 Incremental Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.96%, 06/02/28		87	87,332
White Cap Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.11%, 10/19/27		64	63,745

			1,465,462

Capital Markets — 2.0%
Alphasense, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.00%), 12.47%, 03/11/27(d)		500	501,410
Aretec Group, Inc., 2023 Incremental Term Loan, (1- mo. CME Term SOFR + 4.50%), 9.96%, 08/09/30		28	27,869
Astra Acquisition Corp.
2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.86%, 10/25/28		6,000	3,850,152
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 8.88%), 14.48%, 10/25/29(d)		4,702	2,821,372
Axalta Coating Systems U.S. Holdings, Inc., 2023 USD Term Loan B4, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.85%, 12/20/29		48	48,506
Azalea Topco, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 07/24/26		111	109,798
Castlelake Aviation One DAC
2023 Incremental Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.13%, 10/22/27		32	31,700
Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.40%, 10/22/26		98	98,342
Focus Financial Partners LLC
2021 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 06/30/28		78	77,752
2023 Term Loan B6, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 06/30/28		43	42,946
GC Champion Acquisition LLC(d)
1st Lien Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.71%, 08/21/28		48	47,541
1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.71%, 08/21/28		175	171,149
ION Trading Finance Ltd., 2021 USD Term Loan, (3- mo. CME Term SOFR + 4.75%), 10.20%, 04/03/28		16	15,590
LHS Borrower LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.21%, 02/16/29		262	236,442
Osaic Holdings, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 4.50%), 9.86%, 08/17/28		72	71,675
Pico Quantitative Trade Holding LLC(d)
2021 Term Loan, (3-mo. CME Term SOFR at 1.50% Floor + 7.25%), 12.89%, 02/07/25		492	491,277
Term Loan, (3-mo. CME Term SOFR at 1.50% Floor + 7.25%), 12.88%, 02/07/25		439	442,412

			9,085,933

Chemicals — 0.2%
Arc Falcon I, Inc., 2021 2nd Lien Term Loan, (1-mo. CME Term SOFR + 7.00%), 12.46%, 09/30/29(d)		91	81,672

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Aruba Investments Holdings LLC, 2020 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.21%, 11/24/28	USD	45	$42,019
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.32%, 08/27/26		40	38,508
Chemours Co., 2023 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 8.86%, 08/18/28		51	50,720
CPC Acquisition Corp., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.36%, 12/29/27		14	11,149
Derby Buyer LLC, USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.59%, 11/01/30(d)		87	87,000
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.38%), 9.77%, 10/04/29		39	38,929
Ecovyst Catalyst Technologies LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.98%, 06/09/28		63	62,629
Element Solutions, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.36%, 12/18/30(d)		47	46,893
HB Fuller Co., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.61%, 02/15/30		16	15,904
Herens U.S. Holdco Corp., USD Term Loan B, (3-mo. CME Term SOFR + 3.93%), 9.37%, 07/03/28		50	45,097
INEOS U.S. Finance LLC, 2023 USD Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.86%, 02/18/30		30	29,850
LSF11 A5 Holdco LLC
2023 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.71%, 10/15/28		13	12,956
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 10/15/28		91	91,130
Momentive Performance Materials Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 4.50%), 9.86%, 03/29/28		98	94,854
Nouryon USA LLC, 2023 USD Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.47%, 04/03/28		40	39,912
Olympus Water U.S. Holding Corp., 2023 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.35%, 11/09/28		40	40,050
OQ Chemicals Corp., 2017 USD Term Loan B2, (3-mo. CME Term SOFR + 3.60%), 9.01%, 10/14/24		71	68,754
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 03/16/27		48	48,381
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.71%, 08/02/28		95	94,898
WR Grace Holdings LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.36%, 09/22/28		70	70,179

			1,111,484

Commercial Services & Supplies — 1.9%
Action Environmental Group, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.88%, 10/24/30(d)		26	26,064

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Albion Financing 3 SARL, USD Term Loan, (3-mo. CME Term SOFR + 5.25%), 10.92%, 08/17/26	USD	93	$93,326
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 05/12/28		226	224,347
2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.11%, 05/12/28		15	14,941
Amentum Government Services Holdings LLC, 2022 Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.36%, 02/15/29		31	31,385
Fusion Holding Corp., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.25%), 11.65%, 09/14/29(d)		229	227,311
INH Buyer, Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.00%), 12.45%, 06/28/28(d)		2,773	2,306,812
Kellermeyer Bergensons Services LLC(d)
2019 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.59%, 11/07/26		412	339,011
2020 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.59%, 11/07/26		91	74,586
2021 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.59%, 11/07/26		126	103,316
PECF USS Intermediate Holding III Corp., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.89%, 12/15/28		52	40,456
Prime Security Services Borrower LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.84%, 10/14/30		39	39,091
Syndigo LLC, 2020 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 8.00%), 13.48%, 12/15/28(d)		2,000	1,800,000
Tempo Acquisition LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.11%, 08/31/28		233	233,835
Thunder Purchaser, Inc.(d)
2021 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%), 11.25%, 06/30/28		109	105,853
2021 Term Loan, (3-mo. LIBOR US at 1.00% Floor + 5.75%), 11.25%, 06/30/28		261	253,699
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%), 11.25%, 06/30/28		569	552,680
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%), 11.25%, 06/30/27		121	117,055
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%), 11.25%, 06/30/28		2,156	2,092,448
TruGreen LP, 2020 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.46%, 11/02/27		99	95,442
Viad Corp., Initial Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.47%, 07/30/28		44	43,525

			8,815,183

Communications Equipment — 0.0%
Ciena Corp., 2020 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.36%, 10/24/30		73	73,061

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Communications Equipment (continued)
Viasat, Inc.
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 05/30/30	USD	33	$32,218
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.86%, 03/02/29		55	53,835

			159,114

Construction & Engineering — 0.4%
Brand Industrial Services, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.88%, 08/01/30		159	157,470
Corestates, Inc., Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.61%, 03/31/28(d)		330	321,930
Legence Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.96%, 12/16/27		10	9,947
LJ Avalon Holdings LLC(d)
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 12.02%, 02/01/30		9	9,019
Revolver, 02/01/29(n)		9	9,171
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 12.04%, 02/01/30		57	56,128
Pueblo Mechanical and Controls LLC(d)
2022 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.25%), 11.63%, 08/23/28		497	488,766
2022 Revolver, (Prime + 5.25%), 13.75%, 08/23/27		39	38,567
2022 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.25%), 11.63%, 08/23/28		716	704,697
USIC Holdings, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.11%, 05/12/28		64	63,878

			1,859,573

Construction Materials — 0.9%
ACProducts Holdings, Inc., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.86%, 05/17/28		86	74,926
AHF Parent Holding, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.25%), 11.86%, 02/01/28		1,825	1,764,173
American Builders & Contractors Supply Co., Inc., Series A, 2019 Term Loan, (1-mo. CME Term SOFR + 2.00%), 7.46%, 01/15/27		30	30,059
Chariot Buyer LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 11/03/28		157	156,376
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 04/12/28		9	9,310
CP Atlas Buyer, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 11/23/27		63	61,662
CP Iris Holdco I, Inc., 2021 2nd Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.46%, 10/01/29		115	103,213
CPG International LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.96%, 04/28/29		44	44,563
Emerald Debt Merger Sub LLC, Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.36%, 05/31/30		40	40,015

Security		Par (000)	Value

Construction Materials (continued)
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1-mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27	USD	22	$22,207
Jeld-Wen, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.72%, 07/28/28		60	60,249
New AMI I LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.36%, 03/08/29		34	28,919
Oscar AcquisitionCo. LLC, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.95%, 04/29/29		57	56,302
Quikrete Holdings, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.22%, 03/19/29		25	24,936
Smyrna Ready Mix Concrete LLC, 2023 Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.86%, 04/02/29		22	22,206
Standard Industries, Inc./New Jersey, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 09/22/28		61	61,372
Summit Materials LLC, 2023 Incremental Term Loan B, 11/30/28(n)		33	33,103
Thermostat Purchaser III, Inc., 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.79%, 08/31/29(d)		1,388	1,326,742
Wilsonart LLC, 2021 Term Loan E, (3-mo. CME Term SOFR at 1.00% Floor + 3.25%), 8.70%, 12/31/26		95	95,084

			4,015,417

Consumer Discretionary(d) — 1.1%
Sellerx
2023 Tranche A1 Term Loan A, (3-mo. CME Term SOFR + 4.50%), 9.85%, 05/23/26		2,603	2,574,481
2023 Tranche A2 Term Loan A, (3-mo. CME Term SOFR + 4.50%), 9.85%, 05/23/26		2,602	2,572,980

			5,147,461

Consumer Finance — 0.7%
Freedom Financial Network Funding LLC(d)
1st Lien Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 9.00%), 14.50%, 09/21/27		375	360,000
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 9.00%), 14.64%, 09/21/27		125	120,000
GTCR W Merger Sub LLC, USD Term Loan B, 09/20/30(n)		72	72,270
Lucky US Buyerco LLC, Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 7.50%), 12.85%, 04/01/29(d)		87	84,850
Money Transfer Acquisition, Inc., 2022 Term Loan, (1-mo. CME Term SOFR + 8.25%), 13.71%, 12/14/27(d)		450	441,000
Trans Union LLC, 2021 Term Loan B6, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 12/01/28		133	133,389
Travelport Finance Luxembourg SARL, 2020 Super Priority Term Loan, (1-mo. LIBOR US at 1.00% Floor + 1.60%), 7.05%, 02/28/25		1	961
WEX, Inc., 2021 Term Loan, (1-mo. CME Term SOFR + 2.25%), 7.72%, 03/31/28		22	22,417
WorldRemit Ltd., Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 9.25%), 14.78%, 02/10/25(d)		2,000	1,972,000

			3,206,887

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Staples Distribution & Retail — 0.3%
JP Intermediate B LLC, Term Loan, (3-mo. LIBOR US at 1.00% Floor + 5.50%), 11.14%, 11/20/25(d)	USD	1,461	$1,056,228
U.S. Foods, Inc.
2019 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.47%, 09/13/26		24	24,516
2021 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.97%, 11/22/28		100	100,047

			1,180,791

Containers & Packaging — 1.4%
BW Holding, Inc., 2021 First Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.54%, 12/14/29(d)		3,079	2,746,414
Charter Next Generation, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 12/01/27		163	163,736
LABL, Inc., 2021 USD 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.46%, 10/29/28		80	76,372
Mauser Packaging Solutions Holding Co., Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.34%, 08/14/26		56	55,900
Pactiv Evergreen Group Holdings Inc, 2020 Term Loan B2, (1-mo. CME Term SOFR + 3.25%), 8.72%, 02/05/26		7	6,897
Supplyone, Inc.(d)
Incremental Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.44%, 02/01/24		1,237	1,227,897
Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.44%, 02/01/24		1,950	1,935,180
Trident TPI Holdings, Inc., 2021 Term Loan B3, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.61%, 09/15/28		52	51,675

			6,264,071

Distributors — 0.0%
PAI Holdco, Inc., 2020 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.39%, 10/28/27		69	64,080

Diversified Consumer Services — 1.3%
Ascend Learning LLC
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.75%), 11.21%, 12/10/29		123	105,302
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/11/28		42	41,372
Chronicle Bidco, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.75%), 12.13%, 05/18/29(d)		2,919	2,919,056
Employ, Inc., Term Loan, (3-mo. CME Term SOFR + 8.00%), 13.43%, 08/05/28(d)		250	246,280
KUEHG Corp., 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.35%, 06/12/30		59	59,040
Laseraway Intermediate Holdings II LLC, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.75%), 11.41%, 10/14/27		773	759,968
Learning Care Group U.S. No. 2, Inc., 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 08/11/28		10	10,020
MSM Acquisitions, Inc.(d)
2021 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.50%, 12/09/26		82	74,773

Security		Par (000)	Value

Diversified Consumer Services (continued)
MSM Acquisitions, Inc.(d) (continued)
Delayed Draw Term Loan, (3-mo. CME Term SOFRat 1.00% Floor + 6.00%), 11.50%, 12/09/26	USD	352	$322,191
Revolver, (6-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.50%, 12/09/26		127	115,836
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.50%, 12/09/26		1,069	977,114
Sotheby’s, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 10.16%, 01/15/27		157	155,142
Spring Education Group, Inc., Term Loan, (3-mo. CME Term SOFR + 4.50%), 9.85%, 10/04/30		70	69,731
Wand NewCo 3, Inc., 2020 Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.21%, 02/05/26		143	143,214

			5,999,039

Diversified REITs(d) — 1.0%
Greystone Affordable Housing Initiatives LLC
2022 Term Loan, (1-mo. CME Term SOFR + 6.50%), 11.97%, 03/21/27		1,636	1,623,256
Delayed Draw Term Loan, (6-mo. CME Term SOFR + 6.00%), 11.84%, 03/02/26		2,800	2,780,400

			4,403,656

Diversified Telecommunication Services — 0.7%
Consolidated Communications, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.97%, 10/02/27		20	17,872
Level 3 Financing, Inc., 2023 TSA Term Loan B, (1- mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27(d)		65	61,750
Lumen Technologies, Inc., 2023 TSA Term Loan B, (3-mo. CME Term SOFR + 2.25%), 7.61%, 03/15/27(d)		99	67,385
ORBCOMM, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.81%, 09/01/28		65	61,580
Zayo Group Holdings, Inc.
2022 USD Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.33%), 9.68%, 03/09/27		399	341,283
USD Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.47%, 03/09/27		3,096	2,650,406

			3,200,276

Electronic Equipment, Instruments & Components — 0.1%
Coherent Corp., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 07/02/29		57	56,341
ESO Solutions, Inc., Revolver, (1-mo. CME Term SOFR at 1.00% Floor + 7.00%), 12.36%, 05/03/27(d)		182	177,289
MX Holdings U.S., Inc., 2023 USD Term Loan B1D, 07/31/28(n)		10	9,969
Roper Industrial Products Investment Co., USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.35%, 11/22/29		118	118,328

			361,927

Energy Equipment & Services — 0.0%
Lealand Finance Co. BV
2020 Make Whole Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.47%, 06/28/24(d)		1	548
2020 Take Back Term Loan, (1-mo. CME Term SOFR + 4.00%), 6.47%, 06/30/25		5	2,105

			2,653

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment — 0.3%
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 04/22/26	USD	99	$82,355
Cirque Du Soleil Holding USA Newco, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.60%, 03/08/30		50	49,377
Creative Artists Agency LLC, 2023 Term Loan B, (1- mo. CME Term SOFR + 3.50%), 8.86%, 11/27/28		100	100,644
Delta 2 Lux SARL, 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.60%, 01/15/30		88	88,165
Gympass, Term Loan, (1-mo. CME Term SOFR + 4.00%, 4.00% PIK), 9.47%, 07/08/27(d)(f)		265	265,129
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.71%, 03/24/25		78	77,653
Live Nation Entertainment, Inc., Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 7.21%, 10/19/26		93	93,150
SMG U.S. Midco 2, Inc., 2020 Term Loan, (3-mo. CME Term SOFR + 2.50%), 8.14%, 01/23/25		33	32,772
Streamland Media Midco LLC, 2022 Term Loan, (3- mo. CME Term SOFR at 1.00% Floor + 7.25%), 12.89%, 12/31/24(d)		75	71,026
UFC Holdings LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.40%, 04/29/26		44	43,698
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.22%, 05/18/25		157	157,417
WMG Acquisition Corp., 2021 Term Loan G, (1-mo. CME Term SOFR + 2.13%), 7.60%, 01/20/28		138	138,469

			1,199,855

Environmental, Maintenance & Security Service — 0.0%
GFL Environmental, Inc., 2023 First Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.91%, 05/31/27		34	33,989

Financial Services — 7.0%
2-10 HBW, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.00%), 11.46%, 03/26/26(d)		2,115	2,080,512
ARAS Corp.(d)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 12.04%, 04/13/27		131	126,976
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 3.50%), 9.04%, 04/13/27		2,268	2,195,379
Arrow Purchaser, Inc.(d)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 12.39%, 04/15/26		102	99,985
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 12.39%, 04/15/26		895	874,156
Belron Finance U.S. LLC
2019 USD Term Loan B3, (3-mo. CME Term SOFR + 2.25%), 7.90%, 10/30/26		40	40,370
2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.43%), 8.07%, 04/13/28		109	109,031
2023 USD Term Loan, 04/13/28(d)(n)		63	63,155
Belron Luxembourg SARL, 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 8.00%, 04/18/29		22	21,862

Security		Par (000)	Value

Financial Services (continued)
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 3.75%), 9.10%, 04/09/27	USD	260	$257,062
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.36%, 04/07/28		130	123,663
Foreside Financial(d)
Incremental Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 10.77%, 09/30/27		3	3,386
Incremental Term Loan, (3-mo. CME Term SOFR + 5.25%), 10.77%, 09/30/27		1,653	1,651,453
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 10.77%, 09/30/27		49	47,496
GC Waves Holdings, Inc., 2023 Replacing Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.00%), 11.46%, 08/11/28(d)		3,917	3,916,509
GIP Pilot Acquisition Partners LP, Term Loan, (3-mo. CME Term SOFR + 3.00%), 8.39%, 10/04/30		13	12,989
HowlCo LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.53%, 10/23/26(d)		1,092	1,065,331
IT Parent LLC(d)
2021 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.71%, 10/01/26		310	294,615
Revolver, (1-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.70%, 10/01/26		299	283,607
Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.71%, 10/01/26		2,435	2,310,831
Kid Distro Holdings LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%), 11.00%, 10/01/27(d)		1,287	1,215,579
Oak Purchaser, Inc.(d)
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 10.90%, 04/28/28		1,341	1,303,735
Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 10.85%, 04/28/28		2,159	2,098,286
Oasis Financial LLC, 2nd Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 8.50%), 13.97%, 07/05/26(d)		2,000	1,960,000
Smarsh, Inc.(d)
2022 Delayed Draw Term loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.75%), 11.10%, 02/16/29		191	188,762
2022 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.75%), 11.10%, 02/16/29		1,524	1,510,095
Superman Holdings LLC(d)
2021 Incremental Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.13%), 11.47%, 08/31/27		1,113	1,104,361
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.13%), 11.47%, 08/31/27		560	555,395
UPC Financing Partnership, 2021 USD Term Loan AX, (1-mo. CME Term SOFR + 3.00%), 8.48%, 01/31/29		63	62,956
Wealth Enhancement Group LLC, 2021 August Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%), 11.18%, 10/04/27(d)		1,189	1,173,716

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Financial Services (continued)
Wharf Street Rating Acquisition LLC, Term Loan, (1- mo. CME Term SOFR at 0.75% Floor + 6.00%), 11.46%, 12/10/27(d)	USD	3,891	$3,812,380
Zilliant, Inc.(d)(f)
Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 2.00%, 4.50% PIK), 11.95%, 12/21/27		370	352,222
Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 2.00%, 4.50% PIK), 7.46%, 12/21/27		1,624	1,544,504

			32,460,359

Food Products — 1.7%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.22%, 10/01/25		56	54,025
2021 Incremental Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.22%, 10/01/25		110	106,106
Aramark Services, Inc., 2023 Term Loan B6, (1-mo. CME Term SOFR + 2.50%), 7.97%, 06/22/30		32	31,874
B&G Foods, Inc., 2019 Term Loan B4, (1-mo. CME Term SOFR + 2.50%), 7.86%, 10/10/26		5	4,676
Chobani LLC
2020 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.97%, 10/25/27		163	162,671
2023 Incremental Term Loan, (3-mo. CME Term SOFR + 3.75%), 9.11%, 10/25/27		33	33,027
Empire Resorts, Inc., EUR Junior Term Loan, (3-mo. EURIBOR at 0.50% Floor + 3.00%), 6.97%, 06/24/26(d)	EUR	5,361	5,326,610
Froneri U.S., Inc., 2020 USD Term Loan, (1-mo. CME Term SOFR + 2.25%), 7.71%, 01/29/27	USD	125	125,559
H-Food Holdings LLC
2018 Incremental Term Loan B2, (3-mo. CME Term SOFR + 4.00%), 9.65%, 05/23/25		1,425	1,139,354
2018 Term Loan B, (3-mo. CME Term SOFR + 3.69%), 9.27%, 05/23/25		832	662,328
2020 Incremental Term Loan B3, (3-mo. CME Term SOFR at 1.00% Floor + 5.00%), 10.58%, 05/23/25		11	8,504
Nomad Foods U.S. LLC, Term Loan B4, (6-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 11/13/29		32	31,738
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.14%, 06/08/28		129	129,392
UTZ Quality Foods LLC, 2021 Term Loan B, (3-mo. CME Term SOFR + 3.00%), 8.64%, 01/20/28		125	125,509

			7,941,373

Ground Transportation — 1.0%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.10%, 04/06/28		53	52,257
Avis Budget Car Rental LLC, 2020 Term Loan B, (1- mo. CME Term SOFR + 1.75%), 7.22%, 08/06/27		65	65,269
Keep Truckin, Inc.(d)
Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.25%), 13.18%, 04/08/25		988	984,141
Delayed Draw Term Loan 2, (1-mo. CME Term SOFR at 1.00% Floor + 7.25%), 13.18%, 04/08/25		1,512	1,505,859

Security		Par (000)	Value

Ground Transportation (continued)
Keep Truckin, Inc.(d) (continued)
Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.25%), 13.18%, 04/08/25	USD	2,000	$1,992,000
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3- mo. CME Term SOFR + 5.50%), 11.15%, 08/04/25		26	23,392
Uber Technologies, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.13%, 03/03/30		66	65,800

			4,688,718

Health Care Equipment & Supplies — 1.4%
Appriss Health LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 12.32%, 05/06/27(d)		1,403	1,376,348
Avantor Funding, Inc., 2021 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 11/08/27		52	51,950
Bausch & Lomb Corp., 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.36%, 09/29/28		40	39,750
Bausch and Lomb, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 05/10/27		110	108,071
Curia Global, Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.23%, 08/30/26		9	8,176
Femur Buyer, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR + 4.50%), 10.11%, 03/05/26		35	31,802
Insulet Corp., Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.72%, 05/04/28		31	31,086
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.40%, 10/19/27		87	84,759
Medline Borrower LP, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 10/23/28		238	238,712
Sotera Health Holdings LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.39%, 12/11/26		110	109,696
Touchstone Acquisition, Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.00%), 11.48%, 12/29/28(d)		4,422	4,305,060

			6,385,410

Health Care Providers & Services — 4.3%
Alcami Corp., 2022 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.00%), 12.46%, 12/21/28(d)		70	71,931
Aveanna Healthcare LLC
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.54%, 12/10/29		1,189	868,335
2021 Term Loan B, (3-mo. CME Term SOFR + 3.75%), 9.24%, 07/17/28		1,911	1,770,950
BW NHHC Holdco, Inc.
2022 1st Lien Second Out Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 8.00%), 13.35%, 01/15/26		2,011	1,709,232
2022 2nd Lien Third Out Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 12.00%), 17.35%, 11/15/26		1,616	565,497
2022 Super Priority Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 7.50%), 12.85%, 01/15/26		426	430,657
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.47%, 02/22/28		85	82,968

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Health Care Providers & Services (continued)
CBI-Gator Acquisition LLC(d)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.82%, 10/25/27	USD	158		$144,108
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%), 11.75%, 10/25/27		2,762		2,521,490
Charlotte Buyer, Inc., 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.61%, 02/11/28		1,924		1,930,279
CHG Healthcare Services, Inc., 2021 Term Loan, (1- mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 09/29/28		56		55,958
CNT Holdings I Corp., 2020 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.93%, 11/08/27		78		78,496
Electron BidCo, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 11/01/28		157		157,159
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 9.97%, 02/04/27		43		43,397
EyeCare Partners LLC, 2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.75%), 12.39%, 11/15/29		76		20,295
Fortrea Holdings, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 07/01/30		18		17,880
ICON Luxembourg SARL, LUX Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.86%, 07/03/28		89		88,937
IQVIA, Inc., 2023 USD Term Loan B4, (3-mo. CME Term SOFR + 2.00%), 7.35%, 01/02/31		56		56,160
MED ParentCo LP, 1st Lien Term Loan, (1-mo. CME Term SOFR + 4.25%), 9.72%, 08/31/26		14		13,867
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.46%, 11/01/29		80		67,100
Patriot Home Care(d)
Delayed Draw Term Loan, (3-mo. LIBOR US + 6.00%), 11.39%, 05/05/28		198		192,168
Term Loan, (6-mo. CME Term SOFR at 0.75% Floor + 6.00%), 11.50%, 05/05/28		2,927		2,846,491
Phoenix Newco, Inc., 2021 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 11/15/28		112		112,920
Precision Medicine Group LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.45%, 11/18/27		63		62,259
PTSH Intermediate Holdings LLC(d)
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 11.00%, 12/17/27		472		469,214
Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.75%), 11.00%, 12/17/27		2,482		2,466,120
Quorum Health Corp., 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 8.25%), 13.76%, 04/29/25		1,348		808,965
Reverb Buyer, Inc., 2021 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 11/01/28		—	(o)	42
Star Parent, Inc., Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.35%, 09/27/30		39		38,496

Security		Par (000)	Value

Health Care Providers & Services (continued)
Surgery Center Holdings, Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.86%, 12/19/30	USD	54	$54,214
Team Public Choices LLC, Second Lien Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 9.00%), 14.88%, 12/18/28(d)		2,265	2,106,108
Vizient, Inc., 2022 Term Loan B7, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 05/16/29		37	37,484
WCG Intermediate Corp., 2019 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 9.47%, 01/08/27		62	61,917

			19,951,094

Health Care Technology — 1.3%
AthenaHealth Group, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.61%, 02/15/29		142	141,143
ESO Solutions, Inc., Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.00%), 12.36%, 05/03/27(d)		3,696	3,596,518
Gainwell Acquisition Corp.
2nd Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 8.00%), 13.52%, 10/02/28(d)		994	968,957
Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.45%, 10/01/27		125	121,509
Verscend Holding Corp.
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.47%, 04/02/29		1,309	1,309,098
2021 Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.47%, 08/27/25		63	62,692

			6,199,917

Hotel & Resort REITs — 0.0%
RHP Hotel Properties LP, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.11%, 05/18/30		55	54,603

Hotels, Restaurants & Leisure — 2.8%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.22%, 02/02/26		88	82,009
Alterra Mountain Co., 2023 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.21%, 05/31/30(d)		8	8,000
Bally’s Corp., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.93%, 10/02/28		64	60,221
Caesars Entertainment, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 02/06/30		33	32,799
Carnival Corp., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.36%, 08/08/27		42	41,825
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1-mo. CME Term SOFR + 2.00%), 7.46%, 03/17/28		74	74,333
City Football Group Ltd., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 07/21/28		95	94,376
ClubCorp Holdings, Inc., 2023 Term Loan B2, (2-mo. CME Term SOFR + 5.00%), 10.21%, 09/18/26		1,839	1,769,032
ECL Entertainment, LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.11%, 08/31/30		20	19,965
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3- mo. LIBOR US at 1.00% Floor + 3.00%), 8.61%, 03/08/24		5,374	5,243,690

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Fertitta Entertainment LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/27/29	USD	205	$205,281
Flutter Financing BV
2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.86%, 07/22/28		15	15,253
Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.70%, 11/25/30		161	161,134
Four Seasons Hotels Ltd., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.96%, 11/30/29		109	109,676
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1-mo. CME Term SOFR + 2.00%), 7.46%, 11/08/30		97	97,575
IRB Holding Corp., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.46%, 12/15/27		109	108,571
Light & Wonder International, Inc., 2022 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.46%, 04/14/29		102	101,613
Mesquite Bidco, LLC, 2023 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.00%), 12.48%, 12/03/29		94	91,457
Oravel Stays Singapore Pte. Ltd., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 8.25%), 13.88%, 06/23/26		4,693	4,270,842
Packers Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.71%, 03/09/28		53	33,390
Penn Entertainment, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.21%, 05/03/29		93	93,146
Playa Resorts Holding BV, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.61%, 01/05/29		22	21,780
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 08/25/28		30	29,718
Showtime Acquisition LLC (World Choice), Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 12.98%, 08/07/28(d)		88	86,577
Station Casinos LLC, 2020 Term Loan B, (1-mo. CME Term SOFR at 0.25% Floor + 2.25%), 7.71%, 02/08/27		63	62,541
Whatabrands LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 08/03/28		111	111,319
Wyndham Hotels & Resorts, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.71%, 05/24/30		16	15,691

			13,041,814

Household Durables — 1.8%
AI Aqua Merger Sub, Inc., 2023 Incremental Term Loan, 07/31/28(n)		65	65,223
Colony Display LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 9.50%), 15.11%, 06/30/26(d)		1,329	1,272,600
HomeRenew Buyer, Inc.(d)
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 12.19%, 11/23/27		1,297	1,229,517

Security		Par (000)	Value

Household Durables (continued)
HomeRenew Buyer, Inc.(d) (continued)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%) , 12.09%, 11/23/27	USD	564	$534,960
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 12.19%, 11/23/27		2,116	2,006,034
Hunter Douglas, Inc., USD Term Loan B1, (3-mo. CME Term SOFR + 3.50%), 8.88%, 02/26/29		134	133,412
Hyphen Solutions LLC(d)
2021 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 10.98%, 10/27/26		1,477	1,438,939
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 10.98%, 10/27/26		1,463	1,424,694
Stitch Aquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.36%, 07/28/28		117	62,169
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 10/06/28		113	101,373
Weber-Stephen Products LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 10/30/27		170	147,612

			8,416,533

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Construction Finance Co. LP, 2023 Refinancing Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.61%, 07/31/30		54	53,824

Industrial Conglomerates — 0.0%
JFL-Tiger Acquisition Co., Inc., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.40%, 10/17/30		24	24,000

Insurance — 2.8%
Alera Group Holdings, Inc.(d)
2021 1st Lien Delayed Draw Term Loan, (1-mo. CME Term SOFR + 6.00%), 11.46%, 10/02/28		522	521,931
2021 Delayed Draw Term Loan, (1-mo. CME Term SOFR + 6.00%), 11.46%, 10/02/28		859	858,982
2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.00%), 11.46%, 10/02/28		3,023	3,022,566
Alliant Holdings Intermediate LLC, 2023 Term Loan B6, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 11/06/30		315	316,138
AmWINS Group, Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.25%), 7.72%, 02/19/28		112	112,300
2023 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.22%, 02/19/28		24	23,801
Amynta Agency Borrower, Inc., 2023 1st Lien Term Loan B, (1-mo. CME Term SOFR + 4.25%), 9.61%, 02/28/28		65	64,726
AssuredPartners, Inc.
2020 Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27		90	89,768
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 02/12/27		40	39,757
2023 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 02/12/27		6	5,993
Baldwin Risk Partners, LLC, 2021 Term Loan B, (1- mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 10/14/27		21	20,867

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
Higginbotham Insurance Agency, Inc., 2021 1st Amendment Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.50%), 10.96%, 11/24/28(d)	USD	2,439	$2,424,707
HUB International Ltd.
2022 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.37%, 11/10/29		33	32,774
2023 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.66%, 06/20/30		169	169,799
Integrity Marketing Acquisition, LLC, 2023 Refinancing Amendment No.6 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.05%), 11.54%, 08/27/26(d)		980	974,533
Jones Deslauriers Insurance Management, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.62%, 03/15/30		52	52,152
Peter C. Foy & Associates Insurance Services LLC(d)
2021 First Lien Delayed Draw Term loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.00%), 11.47%, 11/01/28		584	581,984
2021 First Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.00%), 11.47%, 11/01/28		2,104	2,095,141
2022 1st Amendment Delayed Draw Term loan B, (1-mo. CME Term SOFR at 0.75% Floor + 6.00%), 11.47%, 11/01/28		1,138	1,133,697
Ryan Specialty Group LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.46%, 09/01/27		133	133,211
Sedgwick Claims Management Services, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.11%, 02/24/28		159	159,413
USI, Inc./New York
2023 Acquisition Term Loan, (3-mo. CME Term SOFR + 3.25%), 8.60%, 09/27/30		22	21,952
2023 Refi Term Loan, (3-mo. CME Term SOFR + 3.25%), 8.61%, 09/27/30		25	25,004
2023 Term Loan B, (3-mo. CME Term SOFR + 3.75%) , 8.35%, 11/22/29		176	176,101

			13,057,297

Interactive Media & Services — 0.7%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.50%, 02/16/28		36	36,168
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.47%, 10/30/26		82	81,904
Grab Holdings, Inc., Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 9.97%, 01/29/26		45	44,875
Research Now Group, Inc.
2017 1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 11.14%, 12/20/24		3,944	2,919,879
2017 2nd Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 9.50%), 15.14%, 12/20/25		500	150,000

			3,232,826

Internet Software & Services — 0.0%
Gen Digital, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.46%, 09/12/29		74	74,471

Security		Par (000)	Value

IT Services — 7.0%
Acquia, Inc.(d)
Revolver, (6-mo. CME Term SOFR at 1.00% Floor + 7.00%), 12.60%, 10/31/25	USD	18	$17,688
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.00%), 12.74%, 10/31/25		481	480,902
Aerospike Inc.(d)
2023 Second Amendment Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.50%), 12.97%, 12/29/25		88	87,121
Term Loan, (1-mo. CME Term SOFR + 7.50%), 12.97%, 12/29/25		1,713	1,699,680
Asurion LLC
2020 Term Loan B8, (1-mo. CME Term SOFR + 3.25%), 8.71%, 12/23/26		72	72,011
2021 2nd Lien Term Loan B3, (1-mo. CME Term SOFR + 5.25%), 10.72%, 01/31/28		76	72,263
2023 Term Loan B11, (1-mo. CME Term SOFR + 4.25%), 9.71%, 08/19/28		60	59,993
Camelot Finance SA, Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 10/30/26		95	94,886
Central Parent, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.35%, 07/06/29		138	138,090
CivicPlus LLC(d)
2022 Holdco Notes, (3-mo. CME Term SOFR at 0.75% Floor + 6.50%), 12.04%, 08/24/27		668	666,721
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%, 2.50% PIK), 12.04%, 08/24/27(f)		370	369,614
Revolver, (1-mo. CME Term SOFR at 0.75% Floor + 6.00%), 11.46%, 08/24/27		46	46,413
Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%, 2.50% PIK), 12.04%, 08/24/27(f)		790	788,510
Cybergrants Holdings LLC(d)
2023 Amendment No.4 Incremental Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 8.00%), 13.35%, 09/08/27		920	906,596
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.25%), 11.61%, 09/08/27		6	5,670
Revolver, (3-mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.60%, 09/08/27		58	56,852
Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.60%, 09/08/27		3,188	3,106,900
Delivery Hero Finco LLC, USD Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 5.75%), 11.17%, 08/12/27		4,740	4,748,761
DTI Holdco, Inc., 2022 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.13%, 04/26/30		4,000	3,440,000
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (1-mo. CME Term SOFR + 3.00%), 8.36%, 01/18/29		65	64,940
2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.21%, 02/06/26		240	240,203
Ensono LP, 2021 2nd Lien Term Loan, (1-mo. CME Term SOFR + 8.00%), 13.47%, 05/25/29(d)		3,000	2,922,000
Epicor Software Corp., 2020 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 07/30/27		48	47,732
Go Daddy Operating Co. LLC, 2022 Term Loan B5, (1-mo. CME Term SOFR + 2.50%), 7.86%, 11/09/29		86	86,440

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Inmoment, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%, 2.00% PIK), 12.96%, 06/08/28(d)(f)	USD	4,133	$4,010,809
Integratecom, Inc.(d)
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.43%, 12/15/27		100	96,765
Revolver, (3-mo. CME Term SOFR + 6.00%), 11.52%, 12/15/27		129	125,149
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.43%, 12/15/27		1,585	1,533,456
Madison Logic Holdings, Inc., Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.00%), 12.35%, 12/30/28(d)		88	85,538
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.64%, 07/27/28		4,466	3,137,417
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 8.25%), 13.89%, 07/27/29		2,197	834,739
Persado, Inc., Term Loan, (1-mo. CME Term SOFR at 1.80% Floor + 7.50%), 12.84%, 02/01/25(d)		121	116,800
Serrano Parent, LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 11.88%, 05/13/30(d)		90	89,460
Spartan Bidco Pty. Ltd., Term Loan, (3-mo. CME Term SOFR + 0.75%, 6.25% PIK), 12.53%, 01/24/28(d)(f) .		1,978	1,966,502
Transnetwork LLC, Term Loan B, 11/20/30(d)(n)		100	99,250
Venga Finance SARL, 2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.40%, 06/28/29		36	35,578

			32,351,449

Leisure Products — 0.0%
Fender Musical Instruments Corp., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.46%, 12/01/28(d)		29	28,071
Peloton Interactive, Inc., Term Loan, (6-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.48%, 05/25/27		48	48,398
Topgolf Callaway Brands Corp., Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.96%, 03/15/30		53	52,548

			129,017

Machinery — 1.1%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.36%, 06/23/28		63	63,176
Bad Boy Mowers JV Acquisition LLC, 2023 Term Loan, (3-mo. CME Term SOFR + 6.00%), 11.38%, 11/09/29(d)		67	63,333
Filtration Group Corp.
2021 Incremental Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 10/21/28		60	59,993
2023 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.72%, 10/21/28		97	96,704
Gardner Denver, Inc., 2020 USD Term Loan B2, (1- mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27		59	59,451
Gates Global LLC, 2021 Term Loan B3, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.96%, 03/31/27		45	45,062

Security		Par (000)	Value

Machinery (continued)
Generac Power Systems, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.19%, 12/13/26	USD	15	$14,981
Madison IAQ LLC, Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 06/21/28		192	190,924
Sonny’s Enterprises LLC, 2023 Restatement Date Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 12.28%, 08/05/28(d)		3,836	3,912,366
SPX Flow, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 04/05/29		86	85,892
Titan Acquisition Ltd./Canada, 2018 Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 03/28/25		143	142,969
Vertical U.S. Newco, Inc., Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.38%, 07/30/27		145	145,335
Vertiv Group Corp., 2023 Term Loan B, (4-mo. CME Term SOFR + 2.50%), 7.97%, 03/02/27		125	125,630

			5,005,816

Media — 0.9%
A L Parent LLC, 2023 Take Back Term Loan, (1-mo. CME Term SOFR at 2.00% Floor + 5.50%), 10.86%, 06/30/28		36	34,743
ABG Intermediate Holdings 2 LLC, 2021 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/21/28		52	51,836
Altice Financing SA
2017 USD Term Loan B, (3-mo. LIBOR US + 2.75%), 8.41%, 07/15/25		7	6,593
USD 2017 1st Lien Term Loan, (3-mo. LIBOR US + 2.75%), 8.41%, 01/31/26		80	79,373
AP Core Holdings II LLC, High-Yield Term Loan B2, (1-mo. CME Term SOFR at 0.75% Floor + 5.50%), 10.97%, 09/01/27		1,500	1,462,035
AVSC Holding Corp.(f)
2020 Term Loan B1, (1-mo. CME Term SOFR at 1.00% Floor + 3.25%, 0.25% PIK), 9.21%, 03/03/25		65	63,014
2020 Term Loan B3, (3-mo. LIBOR US + 5.00% or 10.00% PIK), 10.61%, 10/15/26		35	35,048
Charter Communications Operating, LLC, 2023 Term Loan B4, (1-mo. CME Term SOFR + 2.00%), 7.36%, 12/07/30		55	55,098
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.14%, 08/21/26		58	57,622
CSC Holdings LLC, 2019 Term Loan B5, (1-mo. LIBOR US + 2.50%), 7.98%, 04/15/27		84	79,722
DirecTV Financing LLC, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.65%, 08/02/27		126	126,007
NEP Group, Inc.
2018 1st Lien Term Loan, (3-mo. CME Term SOFR + 3.25%), 8.72%, 10/20/25		64	59,950
2018 2nd Lien Term Loan, (1-mo. CME Term SOFR + 7.00%), 12.47%, 10/19/26		141	112,246
Radiate Holdco LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 09/25/26		148	118,155
Sinclair Television Group, Inc., 2021 Term Loan B3, (1-mo. CME Term SOFR + 3.00%), 8.47%, 04/01/28		10	8,547

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Suited Connector LLC(d)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 13.58%, 12/01/27	USD	371	$243,071
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%, 2.00% PIK), 13.57%, 12/01/27(f)		2,301	1,509,486
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1-mo. CME Term SOFR + 3.25%), 8.73%, 01/31/29		78	77,743
Voyage Digital NZ, USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.37%, 05/11/29(d)		44	44,076
Ziggo Financing Partnership, USD Term Loan I, (1-mo. CME Term SOFR + 2.50%), 7.98%, 04/30/28		54	53,703

			4,278,068

Oil, Gas & Consumable Fuels — 0.1%
Freeport LNG Investments LLLP, Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.18%, 12/21/28		172	171,453
M6 ETX Holdings II Midco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 09/19/29		11	10,873
Medallion Midland Acquisition LP, 2023 Term Loan, (3-mo. CME Term SOFR + 3.50%), 8.86%, 10/18/28		103	103,433
New Fortress Energy, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.39%, 10/27/28		80	78,600
Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 10/05/28		131	131,541
Palmdale Oil Co. LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 12.13%, 10/02/29		100	97,000

			592,900

Paper & Forest Products — 0.0%
FSK Pallet Holding Corp., Term Loan, (3-mo. CME Term SOFR at 1.25% Floor + 6.00%), 11.56%, 12/23/26(d)		99	95,434

Passenger Airlines — 0.2%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.43%, 04/20/28		82	84,544
Air Canada, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.14%, 08/11/28		93	93,052
American Airlines, Inc.
2023 1st Lien Term Loan, (3-mo. CME Term SOFR + 3.50%), 8.87%, 06/04/29		69	69,086
Series AA, 2017 1st Lien Term Loan, (3-mo. CME Term SOFR + 1.75%), 7.11%, 01/29/27		68	67,068
Series AA, 2023 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.60%, 02/15/28		119	118,563
Mileage Plus Holdings LLC, 2020 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 10.77%, 06/21/27		109	113,135

Security		Par (000)	Value

Passenger Airlines (continued)
United Airlines, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 04/21/28	USD	88	$88,150
WestJet Airlines Ltd., Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.46%, 12/11/26		62	61,778

			695,376

Personal Care Products — 0.3%
Sunshine Luxembourg VII SARL, 2021 USD Term Loan B3, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.95%, 10/01/26		314	314,927
Supergoop LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.50%), 10.96%, 12/29/28(d)		1,176	1,167,098

			1,482,025

Pharmaceuticals — 0.2%
Amneal Pharmaceuticals LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 5.50%), 10.86%, 05/04/28		66	64,119
Bausch Health Americas, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.71%, 02/01/27		59	47,776
Elanco Animal Health, Inc., Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.19%, 08/01/27		62	61,891
Jazz Financing Lux SARL, USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 05/05/28		112	112,631
Option Care Health, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 10/27/28		63	63,512
Organon & Co., USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 06/02/28		73	72,931
Perrigo Investments LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 04/20/29		40	39,749
PRA Health Sciences, Inc., US Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.86%, 07/03/28		22	22,330
Traack Technologies, Inc., Term Loan, (6-mo. CME Term SOFR + 7.50%), 13.40%, 09/15/25(d)		400	390,928

			875,867

Professional Services — 2.0%
Accordion Partners LLC(d)
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.25%), 11.60%, 08/29/29		13	12,780
Delayed Draw Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 6.00%), 11.38%, 08/29/29		19	19,539
Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.00%), 11.35%, 08/29/29		158	159,547
AlixPartners LLP, 2021 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 02/04/28		76	76,536
ASGN, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.61%, 08/30/30		18	18,018

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Professional Services (continued)
Bullhorn, Inc., 2020 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.50%), 10.96%, 09/30/26(d)	USD	2,387	$2,374,943
CoreLogic, Inc.
2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.50%), 11.97%, 06/04/29		70	62,344
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		185	179,735
Element Materials Technology Group U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.70%, 07/06/29		20	19,448
2022 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.70%, 07/06/29		43	42,136
Galaxy U.S. Opco, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 04/29/29(d)		75	61,448
Job & Talent USA, Inc.(d)
Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 8.75%), 14.22%, 02/17/25		500	496,000
Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 8.75%), 14.22%, 02/18/25		1,500	1,488,000
Term loan 3, (1-mo. CME Term SOFR at 1.00% Floor + 8.75%), 14.22%, 02/17/25		2,000	1,984,000
Security Services Acquisition Sub Corp., Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.46%, 09/30/26(d)		2,261	2,245,265
VS Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.71%, 02/28/27		47	46,687

			9,286,426

Real Estate Management & Development — 0.6%
Cushman & Wakefield U.S. Borrower LLC
2020 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.22%, 08/21/25		5	5,507
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 01/31/30		50	49,110
2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/31/30(d)		39	38,902
SitusAMC Holdings Corp., 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 10.95%, 12/22/27(d)		2,788	2,788,306

			2,881,825

Semiconductors & Semiconductor Equipment — 0.4%
Emerald Electronics Manufacturing Services, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.79%, 12/29/27		1,417	1,265,764
Emerald Technologies (U.S.) Acquisition., Inc., Revolver, (1-mo. CME Term SOFR + 6.00%), 11.46%, 12/29/26(d)		376	320,755
MKS Instruments, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.84%, 08/17/29		81	81,220

			1,667,739

Software — 3.9%
Anaconda, Inc., Term Loan, (1-mo. CME Term SOFR + 7.50%), 12.85%, 08/22/27(d)		100	98,100

Security		Par (000)	Value

Software (continued)
Applied Systems, Inc.
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.10%, 09/17/27	USD	27	$26,685
2022 Extended 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.85%, 09/18/26		31	31,392
Backoffice Associates Holdings LLC(d)
First Lien Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 7.50%), 13.19%, 04/30/26		51	51,428
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 13.14%, 04/30/26		216	216,047
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 13.19%, 04/30/26		1,847	1,865,899
Barracuda Networks, Inc., 2022 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.88%, 08/15/29		97	94,473
Bynder Holding BV(d)
Term Loan Tranche A, (3-mo. CME Term SOFR + 7.25%), 12.63%, 01/26/29		15	14,742
Term Loan Tranche B, (3-mo. CME Term SOFR + 7.25%), 12.63%, 01/26/29		54	53,441
CCC Intelligent Solutions, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 09/21/28		78	78,054
Cloud Software Group, Inc., 2022 USD Term Loan B, (2-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.95%, 03/30/29		332	323,420
Cloudera, Inc., 2021 Second Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.46%, 10/08/29		51	48,620
Cornerstone OnDemand, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 10/16/28		30	29,350
Delta TopCo, Inc., 2020 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.62%, 12/01/28		14	13,996
Elastic Path Software, Inc., Term Loan, (3-mo. CME Term SOFR + 7.50%), 13.18%, 01/05/26(d)		1,343	1,333,139
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 12/01/27		150	150,263
Helios Software Holdings, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.70%, 07/18/30		55	54,725
Informatica LLC, 2021 USD Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.22%, 10/27/28		107	106,697
Kong, Inc., Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.50%, 3.25% PIK), 14.21%, 11/01/27(d)(f)		103	103,208
Lightspeed Solution LLC(d)
Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.50%), 11.86%, 03/01/28		21	20,729
Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.50%), 11.86%, 03/01/28		394	386,495
McAfee Corp., 2022 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.19%, 03/01/29		174	173,147
MH Sub I LLC
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR + 6.25%), 11.61%, 02/23/29		98	90,654

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
MH Sub I LLC (continued)
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.61%, 05/03/28	USD	226	$221,639
Oversight Systems, Inc.(d)
2018 Incremental Term Loan, 09/24/26(n)		46	45,050
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 11.48%, 09/24/26		959	948,604
Planview Parent, Inc., 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.70%, 12/18/28		76	69,065
Playtika Holding Corp., 2021 Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.22%, 03/13/28		52	51,732
Pluralsight, Inc.(d)
Revolver, (3-mo. CME Term SOFR at 1.00% Floor + 8.00%), 13.52%, 04/06/27		149	144,814
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 8.00%), 13.56%, 04/06/27		3,309	3,226,124
Polaris Newco LLC, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.47%, 06/02/28		219	216,037
Proofpoint, Inc.
1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 08/31/28		85	85,265
2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.25%), 11.72%, 08/31/29		106	106,795
RealPage, Inc.
1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 04/24/28		256	254,042
2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.50%), 11.97%, 04/23/29		110	109,325
SEP Raptor Acquisition, Inc.(d)
Revolver, (3-mo. CME Term SOFR + 7.00%), 12.53%, 03/28/27		185	181,529
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.00%), 12.50%, 03/28/27		1,726	1,696,651
Severin Acquisition LLC, 2018 Term Loan B, (3-mo. CME Term SOFR + 3.25%), 8.63%, 08/01/27		53	53,079
Skopima Merger Sub, Inc., 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 7.50%), 12.97%, 05/14/29(d)		3,000	3,000,000
Sophia LP
2020 2nd Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 8.00%), 13.46%, 10/09/28		165	165,206
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 10/07/27		57	57,169
UKG, Inc.
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.76%, 05/03/27		62	62,410
2021 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.76%, 05/04/26		90	90,592
Veritas U.S., Inc., 2021 USD Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 5.00%), 10.47%, 09/01/25		95	78,494

Security		Par (000)	Value

Software (continued)
Voyage Australia Pty. Ltd., USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.18%, 07/20/28	USD	14	$14,243
West Technology Group LLC, 2023 Term Loan B3, (2-mo. CME Term SOFR at 1.00% Floor + 4.00%), 9.63%, 04/10/27		1,913	1,816,077

			18,058,646

Specialty Retail — 1.6%
Hanna Andersson LLC, Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.50%), 12.96%, 07/02/26(d)		3,119	3,028,913
Mavis Tire Express Services Corp., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 05/04/28		128	127,627
PetSmart LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/11/28		158	156,183
Pilot Travel Centers LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.46%, 08/04/28		74	74,410
Razor Group GmbH, Delayed Draw Term Loan, (1-mo. CME Term SOFR + 7.69%), 15.39%, 04/23/25(d)		3,917	3,775,819
Restoration Hardware, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.97%, 10/20/28		41	39,288

			7,202,240

Technology Hardware, Storage & Peripherals — 1.1%
Electronics for Imaging, Inc., Term Loan, (1-mo. CME Term SOFR + 5.00%), 10.45%, 07/23/26		2,350	1,413,086
SumUp Holdings, 2021 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.75%), 12.26%, 12/20/28(d)		3,772	3,831,772

			5,244,858

Textiles, Apparel & Luxury Goods — 0.9%
Crocs, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.50%, 02/20/29		34	33,618
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 11/24/28(d)		38	38,080
Hanesbrands, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 03/08/30(d)		20	19,775
James Perse Enterprises, Inc., Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.61%, 09/02/27(d)		4,000	4,000,000

			4,091,473

Trading Companies & Distributors — 0.0%
Core & Main LP, 2021 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.99%, 07/27/28		124	123,766
TMK Hawk Parent Corp.(d)
2020 Super Priority First Out Term Loan A, (3-mo. CME Term SOFR + 9.50%), 15.14%, 05/30/24		22	22,273
2020 Super Priority Second Out Term Loan B, (3- mo. CME Term SOFR + 3.50%), 9.14%, 08/28/24		70	43,287

			189,326

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Transportation Infrastructure — 0.1%
Apple Bidco LLC
2021 Term Loan, (1-week CME Term SOFR at 0.50% Floor + 2.75%), 8.21%, 09/22/28	USD	54	$53,960
2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 09/22/28		38	37,825
OLA Netherlands BV, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.25%), 11.71%, 12/15/26		111	110,057

			201,842

Wireless Telecommunication Services — 1.1%
Altice France SA/France, 2023 USD Term Loan B14, (3-mo. CME Term SOFR + 5.50%), 10.89%, 08/15/28		84	75,777
Connect Finco SARL, 2021 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.86%, 12/11/26		207	206,520
Digicel International Finance Ltd.
2017 Term Loan B, (3-mo. LIBOR US + 2.25%), 10.75%, 05/28/24		40	37,213
2017 Term Loan B1, 05/27/24(n)		2	1,617
GOGO Intermediate Holdings LLC, Term Loan B, (1- mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 04/30/28		44	44,430
Iridium Satellite LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.86%, 09/20/30		93	92,909
OpenMarket, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.25%), 11.86%, 09/17/26(d)		4,399	4,355,466
SBA Senior Finance II LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.21%, 04/11/25		23	23,119
Telesat LLC, Term Loan B5, (3-mo. CME Term SOFR + 2.75%), 8.40%, 12/07/26		13	8,071

			4,845,122

Total Floating Rate Loan Interests — 60.6% (Cost: $293,448,654)			279,585,444

Foreign Agency Obligations

Mongolia — 0.0%
Mongolia Government International Bond, 3.50%, 07/07/27(g)		200	178,625

Pakistan — 0.0%
Pakistan Government International Bond, 6.00%, 04/08/26(g)		300	211,031

Sri Lanka — 0.1%
Sri Lanka Government International Bond(c)(g)(m)
6.35%, 06/28/24		310	156,259
6.85%, 11/03/25		200	101,938
6.83%, 07/18/26		200	102,000
6.20%, 05/11/27		200	100,250

			460,447

United Arab Emirates — 0.1%
Sharjah Sukuk Program Ltd., 6.09%, 03/19/34		250	261,797

Security		Par (000)	Value

Vietnam — 0.1%
Vietnam Government International Bond, 4.80%, 11/19/24(g)	USD	250	$246,563

Total Foreign Agency Obligations — 0.3% (Cost: $1,569,299)			1,358,463

		Shares

Investment Companies

Fixed Income Funds — 0.4%
iShares JP Morgan USD Emerging Markets Bond ETF(p)(q)		18,476	1,645,473

Total Investment Companies — 0.4% (Cost: $1,998,206)			1,645,473

		Par (000)

Preferred Securities

Capital Trusts — 3.6%(a)

Automobiles — 0.1%
Volkswagen International Finance NV, 3.88%(g)(h)	EUR	500	505,142

Banks — 2.8%
AIB Group PLC, 5.25%(g)(h)		500	544,344
Axis Bank Ltd./Gandhinagar, 4.10%(g)(h)	USD	200	181,750
Bank of East Asia Ltd., 5.83%(g)(h)		250	216,719
Barclays PLC(h)
9.63%		1,240	1,288,050
8.00%		4,150	4,072,861
6.38%(g)	GBP	200	241,984
BNP Paribas SA, 8.50%(b)(h)	USD	1,025	1,073,405
Chong Hing Bank Ltd., 5.70%(g)(h)		250	245,703
Cooperatieve Rabobank UA, 4.38%(g)(h)	EUR	200	206,439
HDFC Bank Ltd., 3.70%(g)(h)	USD	200	181,812
Industrial & Commercial Bank of China Ltd., 3.20%(g)(h)		400	376,000
ING Groep NV, 3.88%(h)		372	300,855
Intesa Sanpaolo SpA, 5.88%(g)(h)	EUR	500	546,455
Krung Thai Bank PCL/Cayman Islands, 4.40%(g)(h)	USD	200	185,250
Mitsubishi UFJ Financial Group, Inc., 8.20%, 12/31/79		425	461,122
Toronto-Dominion Bank, 8.13%, 10/31/82		1,526	1,588,244
UBS Group AG(h)
9.25%(b)		635	703,748
7.00%(g)		500	496,170

			12,910,911

Construction & Engineering — 0.1%
Celestial Miles Ltd., 5.75%(g)(h)		200	198,500

Consumer Finance — 0.1%
American Express Co., 3.55%(h)		440	377,212

Diversified Telecommunication Services — 0.1%
British Telecommunications PLC, 8.38%, 12/20/83	GBP	107	143,799
Telefonica Europe BV, 6.75%(g)(h)	EUR	300	353,255

			497,054

Electric Utilities — 0.1%
Electricite de France SA, 6.00%(g)(h)	GBP	500	618,694

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Financial Services(g)(h) — 0.0%
ATF Netherlands BV, 7.08%	EUR	100	$47,470
NWD Finance BVI Ltd., 5.25%	USD	200	130,625

			178,095

Independent Power and Renewable Electricity Producers(h) — 0.1%
NRG Energy, Inc., 10.25%(b)		93	96,821
SMC Global Power Holdings Corp., 7.00%(g)		200	177,000
Vistra Corp., 7.00%(b)		43	42,355

			316,176

Insurance — 0.0%
Poste Italiane SpA, 2.63%(g)(h)	EUR	100	90,656

Oil, Gas & Consumable Fuels — 0.0%
Energy Transfer LP, Series G, 7.13%(h)	USD	159	146,515

Pharmaceuticals — 0.1%
Bayer AG, 5.38%, 03/25/82(g)	EUR	500	523,887

Real Estate Management & Development(g) — 0.0%
Aroundtown SA, 3.38%(h)		100	44,605
Fastighets AB Balder, 2.87%, 06/02/81		100	83,072

			127,677

Transportation Infrastructure — 0.1%
Royal Capital BV, 5.00%(g)(h)	USD	200	194,625

			16,685,144

		Shares

Preferred Stocks — 1.0%(d)

Broadline Retail — 0.7%
StubHub, Series K(c)		3,000	3,188,637

Commercial Services & Supplies — 0.0%
Verscend Intermediate Holding(c)		33	46,465

Financial Services — 0.0%
Alliant Holdings, Inc., 9.75%(h)		55	54,433

Interactive Media & Services — 0.3%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $744,776)(c)(e)		6,797	1,109,248

			4,398,783

Total Preferred Securities — 4.6% (Cost: $20,427,439)			21,083,927

Warrants

Broadline Retail — 0.0%
PERCHHQ LLC, (Issued/Exercisable 09/30/22, 0.03 Shares for 1 Warrant, Expires 10/15/27, Strike Price USD 0.01)(c)(d)		21,736	—

Capital Markets — 0.0%
Pico Quantitative Trade Holding LLC, (Issued 02/07/20, Expires 02/07/30)(c)(d)		142	29,093

Consumer Discretionary(c) — 0.1%
SellerX restructure - Elevate common shares, (Exercisable 07/25/23, 1 Share for 1 Warrant, Expires 12/31/49, Strike Price USD 1.00)(d)		373	39,810

Security	Shares	Value

Consumer Discretionary (continued)
SellerX restructure - Elevate super senior warrants, (Exercisable 07/25/23, 1 Share for 1 Warrant, Expires 12/31/49, Strike Price USD 1.00)(d)	1,527	$162,975
SellerX restructure - SellerX common warrants, (Exercisable 07/25/23, 1 Share for 1 Warrant, Expires 12/31/49, Strike Price USD 1.00)(d)	527	39,011
Service King (Carnelian Point), (Exercisable 01/14/23, 1 Share for 1 Warrant, Expires 06/30/27, Strike Price USD 10.00)	129	—

		241,796

Consumer Finance — 0.0%
WorldRemit Ltd., Series D, (Issued/Exercisable 02/11/21, 1,596 Shares for 1 Warrant, Expires 02/11/31, Strike Price USD 37.59)(c)(d)	1,596	6,818

Media — 0.0%
Suited Connector LLC, (Issued/Exercisable 03/06/23, 1 Share for 1 Warrant, Expires 03/06/33, Strike Price USD 33.71)(c)(d)	9,091	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp., (Issued/Exercisable 11/03/20, 1 Share for 1 Warrant, Expires 10/27/24, Strike Price USD 36.00)(c)	20	387

Software — 0.0%
Grey Orange, (Issued/Exercisable 05/06/22, 1 Share for 1 Warrant, Expires 05/06/32, Strike Price USD 28.93)(c)(d)	460	90

Specialty Retail(c)(d) — 0.0%
Razor Group GmbH, (Issued/Exercisable 03/24/23, 568 Shares for 1 Warrant, Expires 04/28/30, Strike Price EUR 6,306.84)	14	61,283
Razor Group GmbH, (Issued/Exercisable 04/30/21, 1,854 Shares for 1 Warrant, Expires 04/30/28, Strike Price EUR 911.97)	46	43,241

		104,524

Total Warrants — 0.1% (Cost: $2)		382,708

Total Long-Term Investments — 96.3% (Cost: $461,134,192)		444,381,668

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(p)(r)	14,311,501	$14,311,501

Total Short-Term Securities — 3.1% (Cost: $14,311,501)		14,311,501

Options Purchased — 0.0% (Cost: $310,733)		133,714

Total Investments Before Options Written — 99.4% (Cost: $475,756,426)		458,826,883

Options Written — (0.0)% (Premiums Received: $(89,543))		(33,154)

Total Investments, Net of Options Written — 99.4% (Cost: $475,666,883)		458,793,729

Other Assets Less Liabilities — 0.6%		2,917,174

Net Assets — 100.0%		$461,710,903

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,130,965, representing 0.2% of its net assets as of period end, and an original cost of $751,196.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(h)	Perpetual security with no stated maturity date.
(i)	Convertible security.
(j)	Zero-coupon bond.
(k)	When-issued security.
(l)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Rounds to less than 1,000.
(p)	Affiliate of the Fund.
(q)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(r)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$3,149,181	$11,162,320	(a)	$—	$—	$—	$14,311,501	14,311,501	$290,710	$—
iShares JP Morgan USD Emerging Markets Bond ETF	1,562,885	—		—	—	82,588	1,645,473	18,476	77,961	—

					$—	$82,588	$15,956,974		$368,671	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Ultra Long Treasury Note	165	03/19/24	$19,473	$853,855
U.S. Long Bond	8	03/19/24	1,000	72,509
5-Year U.S. Treasury Note	649	03/28/24	70,594	1,401,367

				2,327,731

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	459	03/19/24	$51,817	$(1,604,302)
Ultra U.S. Treasury Bond	23	03/19/24	3,073	(276,017)
2-Year U.S. Treasury Note	162	03/28/24	33,358	(339,957)

				(2,220,276)

				$107,455

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	120,000	USD	131,092	Barclays Bank PLC	01/12/24	$1,428

GBP	60,000	USD	76,514	BNP Paribas SA	01/12/24	(31)
USD	4,253,229	EUR	3,890,000	BNP Paribas SA	01/12/24	(42,631)
USD	6,284,588	EUR	5,820,000	Morgan Stanley & Co. International PLC	01/12/24	(142,636)
USD	153,808	EUR	140,000	State Street Bank and Trust Co.	01/12/24	(799)
USD	88,022	GBP	70,000	Morgan Stanley & Co. International PLC	01/12/24	(1,208)
USD	546,795	GBP	430,000	State Street Bank and Trust Co.	01/12/24	(1,331)
USD	2,522,509	GBP	2,010,000	State Street Bank and Trust Co.	01/12/24	(39,664)
USD	7,140,904	EUR	6,508,000	Barclays Bank PLC	03/20/24	(65,693)

						(293,993)

						$(292,565)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
3-Month SOFR Future	147	03/15/24	USD	95.50	USD	34,916	$17,456

Put
SPDR S&P 500 ETF Trust	183	01/19/24	USD	465.00	USD	8,698	25,529
SPDR S&P 500 ETF Trust	149	02/16/24	USD	460.00	USD	7,082	44,625
SPDR S&P 500 ETF Trust	113	03/15/24	USD	455.00	USD	5,371	46,104

							116,258

							$133,714

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
3-Month SOFR Future	147	03/15/24	USD	97.00	USD	34,916	$(5,512)

Put
SPDR S&P 500 ETF Trust	182	01/19/24	USD	445.00	USD	8,651	(5,551)
SPDR S&P 500 ETF Trust	149	02/16/24	USD	430.00	USD	7,082	(11,920)
SPDR S&P 500 ETF Trust	113	03/15/24	USD	405.00	USD	5,371	(10,171)

							(27,642)

							$(33,154)

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	USD	19,800	$(1,192,310)	$(154,101)	$(1,038,209)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$—	$(154,101)	$—	$(1,038,209)	$—
Options Written	N/A	N/A	56,389	—	(33,154)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,327,731	$—	$2,327,731
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,428	—	—	1,428
Options purchased
Investments at value — unaffiliated(b)	—	—	116,258	—	17,456	—	133,714

	$—	$—	$116,258	$1,428	$2,345,187	$—	$2,462,873

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$2,220,276	$—	$2,220,276
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	293,993	—	—	293,993
Options written
Options written at value	—	—	27,642	—	5,512	—	33,154
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	1,038,209	—	—	—	—	1,038,209

	$—	$1,038,209	$27,642	$293,993	$2,225,788	$—	$3,585,632

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended December 31, 2023, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(66,825)	$—	$241,957	$—	$175,132
Forward foreign currency exchange contracts	—	—	—	(419,980)	—	—	(419,980)
Options purchased(a)	—	—	(1,287,669)	—	—	—	(1,287,669)

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Options written	$—	$—	$711,108	$—	$—	$—	$711,108
Swaps	—	(1,311,800)	—	—	—	—	(1,311,800)

	$—	$(1,311,800)	$(643,386)	$(419,980)	$241,957	$—	$(2,133,209)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(106,128)	$—	$(106,128)
Forward foreign currency exchange contracts	—	—	—	(282,362)	—	—	(282,362)
Options purchased(b)	—	—	(46,419)	—	(104,132)	—	(150,551)
Options written	—	—	8,477	—	34,600	—	43,077
Swaps	—	(926,511)	—	—	—	—	(926,511)

	$—	$(926,511)	$(37,942)	$(282,362)	$(175,660)	$—	$(1,422,475)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$70,363,730
Average notional value of contracts — short	$98,411,733
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$9,748,078
Average amounts sold — in USD	$189,554
Options:
Average value of option contracts purchased	$265,526
Average value of option contracts written	$48,902
Credit default swaps:
Average notional value — buy protection	$31,100,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$67,992		$35,309
Forward foreign currency exchange contracts	1,428		293,993
Options	133,714	(a)	33,154
Swaps — centrally cleared	4,124		—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	207,258		362,456

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)		(205,830)	(68,463)

Total derivative assets and liabilities subject to an MNA	$1,428		$293,993

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Barclays Bank PLC	$1,428	$(1,428)		$—	$—	$—

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Barclays Bank PLC	$65,693	$(1,428)		$—	$—	$64,265
BNP Paribas SA	42,662	—		—	—	42,662
Morgan Stanley & Co. International PLC	143,844	—		—	—	143,844
State Street Bank and Trust Co	41,794	—		—	—	41,794

	$293,993	$(1,428)		$—	$—	$292,565

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$34,294,650	$—	$34,294,650
Common Stocks
Construction & Engineering	194	—	—	194
Consumer Finance	—	25,572	—	25,572
Financial Services	—	7,800	—	7,800
Health Care Providers & Services	—	—	6,053	6,053
Hotel & Resort REITs	1,912,500	—	—	1,912,500
Household Durables	2,454,100	—	—	2,454,100
Media	—	—	21,717	21,717
Pharmaceuticals	706,045	—	—	706,045
Corporate Bonds
Aerospace & Defense	—	1,644,213	—	1,644,213
Automobile Components	—	445,102	—	445,102
Banks	—	9,872,378	—	9,872,378
Biotechnology	—	224,364	—	224,364
Broadline Retail	—	3,185,732	—	3,185,732
Building Products	—	1,610,170	—	1,610,170
Capital Markets	—	168,588	—	168,588
Chemicals	—	1,046,469	—	1,046,469
Commercial Services & Supplies	—	731,679	—	731,679
Communications Equipment	—	2,337,208	—	2,337,208
Construction & Engineering	—	284,807	—	284,807
Construction Materials	—	682,655	—	682,655
Consumer Finance	22,151	1,120,840	—	1,142,991
Consumer Staples Distribution & Retail	—	1,009,473	—	1,009,473
Containers & Packaging	—	660,509	—	660,509
Diversified Consumer Services	—	192,879	—	192,879
Diversified REITs	—	2,225,852	—	2,225,852
Diversified Telecommunication Services	340,307	6,275,650	—	6,615,957
Electric Utilities	—	2,330,195	—	2,330,195
Energy Equipment & Services	—	253,957	—	253,957
Entertainment	—	599,024	—	599,024
Environmental, Maintenance & Security Service	—	106,837	—	106,837
Financial Services	—	2,259,353	—	2,259,353
Food Products	—	328,606	—	328,606
Gas Utilities	—	186,954	—	186,954

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Ground Transportation	$—	$36,123	$—	$36,123
Health Care Equipment & Supplies	—	401,669	—	401,669
Health Care Providers & Services	—	756,673	—	756,673
Health Care REITs	—	1,649,136	—	1,649,136
Health Care Technology	—	198,672	—	198,672
Hotel & Resort REITs	—	84,842	—	84,842
Hotels, Restaurants & Leisure	1,592,938	7,437,784	—	9,030,722
Household Durables	—	581,685	—	581,685
Independent Power and Renewable Electricity Producers	—	1,055,660	—	1,055,660
Insurance	—	1,214,050	—	1,214,050
Interactive Media & Services	—	3,816,161	—	3,816,161
IT Services	—	486,794	—	486,794
Leisure Products	—	37,889	—	37,889
Machinery	—	430,342	—	430,342
Media	—	3,398,848	—	3,398,848
Metals & Mining	—	1,486,433	—	1,486,433
Oil, Gas & Consumable Fuels	—	13,577,033	—	13,577,033
Passenger Airlines	—	65,227	—	65,227
Personal Care Products	—	867,226	—	867,226
Pharmaceuticals	—	1,736,305	—	1,736,305
Professional Services	—	76,213	—	76,213
Real Estate Management & Development	—	2,073,125	—	2,073,125
Semiconductors & Semiconductor Equipment	—	1,769,141	—	1,769,141
Software	—	7,349,006	—	7,349,006
Textiles, Apparel & Luxury Goods	286,846	—	—	286,846
Tobacco	—	76,773	—	76,773
Transportation Infrastructure	—	527,668	—	527,668
Wireless Telecommunication Services	—	4,345,880	484,282	4,830,162
Fixed Rate Loan Interests	—	39,259	2,811,387	2,850,646
Floating Rate Loan Interests	—	82,308,367	197,277,077	279,585,444
Foreign Agency Obligations	—	1,358,463	—	1,358,463
Investment Companies	1,645,473	—	—	1,645,473
Preferred Securities
Capital Trusts	—	16,685,144	—	16,685,144
Preferred Stocks	—	—	4,398,783	4,398,783
Warrants	387	—	382,321	382,708
Short-Term Securities
Money Market Funds	14,311,501	—	—	14,311,501
Options Purchased
Equity Contracts	116,258	—	—	116,258
Interest Rate Contracts	17,456	—	—	17,456
Unfunded Floating Rate Loan Interests(a)	—	169	2,467	2,636
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	—	(121,782)	(121,782)

	$23,406,156	$230,039,276	$205,262,305	$458,707,737

Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$1,428	$—	$1,428
Interest Rate Contracts	2,327,731	—	—	2,327,731
Liabilities
Credit Contracts	—	(1,038,209)	—	(1,038,209)
Equity Contracts	(27,642)	—	—	(27,642)
Foreign Currency Exchange Contracts	—	(293,993)	—	(293,993)
Interest Rate Contracts	(2,225,788)	—	—	(2,225,788)

	$74,301	$(1,330,774)	$—	$(1,256,473)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $7,450,000 are categorized as Level 2 within the fair value hierarchy.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Preferred Stocks	Unfunded Floating Rate Loan Interests	Warrants

Assets/Liabilities
Opening balance, as of December 31, 2022	$—	$1,771,094	$—	$202,600,348	$4,690,451	$(596,398)	$421,148
Transfers into Level 3(a)	—	568,249	—	4,543,265	—	—	—
Transfers out of Level 3(b)	—	—	—	(4,709,748)	—	—	—
Other(c)	—	—	2,798,345	(2,798,345)	—	—	—
Accrued discounts/premiums	—	694,988	21,102	466,576	—	—	—
Net realized gain (loss)	—	(10,980)	551	101,251	—	—	(30)
Net change in unrealized appreciation (depreciation)(d)(e)	(3,727)	(973,877)	(138,363)	(344,514)	(291,668)	477,083	(38,797)
Purchases	31,497	379,000	236,132	33,268,777	—	—	—
Sales	—	(1,944,192)	(106,380)	(35,850,533)	—	—	—

Closing balance, as of December 31, 2023	$27,770	$484,282	$2,811,387	$197,277,077	$4,398,783	$(119,315)	$382,321

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023(e)	$(3,727)	$(1,106,341)	$(138,363)	$(546,581)	$(291,668)	$68,691	$18,907

Total

Assets
Opening balance, as of December 31, 2022	$208,886,643
Transfers into Level 3(a)	5,111,514
Transfers out of Level 3(b)	(4,709,748)
Other(c)	—
Accrued discounts/premiums	1,182,666
Net realized gain (loss)	90,792
Net change in unrealized appreciation (depreciation)(d)(e)	(1,313,863)
Purchases	33,915,406
Sales	(37,901,105)

Closing balance, as of December 31, 2023	$205,262,305

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023(e)	$(1,999,082)

(a)

As of December 31, 2022, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2023, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2022, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2023, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Certain Level 3 investments were re-classified between Floating Rate Loan Interests and Fixed Rate Loan Interests.
(d)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $13,603,857. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

						Weighted
				Range of		Average of
				Unobservable		Unobservable
		Valuation	Unobservable	Inputs		Inputs Based
	Value	Approach	Inputs	Utilized	(a)	on Fair Value

Assets
Floating Rate Loan Interests(b)	$184,183,256	Income	Discount Rate	9% - 30%		13%
		Market	Revenue Multiple	0.60x - 0.90x		0.75x
			EBITDA	4.50x - 10.00x		5.75x

Fixed Rate Loan Interests	2,694,088	Market	Revenue Multiple	1.90x		—
			Time to Exit	1.3 years		—
			Volatility	65%		—
		Income	Discount Rate	17%		—

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Strategies Fund

Weighted
				Range of		Average of
				Unobservable		Unobservable
		Valuation	Unobservable	Inputs		Inputs Based
	Value	Approach	Inputs	Utilized	(a)	on Fair Value

Preferred Stocks(c)	$4,398,783	Income	Discount Rate	11% - 16%		16%
		Market	Revenue Multiple	2.15x - 2.65x		2.40x

Warrants	382,321	Market	Revenue Multiple	1.90x - 7.25x		2.81x
			Time to Exit	1.0 - 2.5 years		2.1 years
			Volatility	50% - 65%		54%
			EBITDA	15.25x		—

$191,658,448

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end December 31, 2023, the valuation technique for investments classified as Floating Rate Loan Interests amounting to $4,398,086 changed to a Market approach. The investments were previously valued utilizing a Discounted Cash Flow approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period end December 31, 2023, the valuation technique for certain investments classified as Preferred Stocks used recent prior transaction prices as inputs within the model used for the approximation of fair value.

See notes to consolidated financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Statement of Assets and Liabilities

December 31, 2023

BlackRock Credit Strategies Fund

ASSETS
Investments, at value — unaffiliated(a)	$442,869,909
Investments, at value — affiliated(b)	15,956,974
Cash pledged:
Collateral — exchange-traded options written	600,000
Futures contracts	1,491,000
Centrally cleared swaps	1,085,000
Foreign currency, at value(c)	49,791
Receivables:
Investments sold	2,240,693
Capital shares sold	2,413,808
Dividends — unaffiliated	213,920
Dividends — affiliated	49,484
Interest — unaffiliated	7,786,041
Variation margin on futures contracts	67,992
Variation margin on centrally cleared swaps	4,124
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,428
Unfunded floating rate loan interests	2,636
Prepaid expenses	241,153

Total assets	475,073,953

LIABILITIES
Bank overdraft	330,315
Options written, at value(d)	33,154
Payables:
Investments purchased	1,716,457
Accounting services fees	28,635
Bank borrowings	7,450,000
Capital shares redeemed	19,700
Custodian fees	42,035
Income dividend distributions	2,455,749
Interest expense and fees	136,134
Investment advisory fees	389,574
Trustees’ and Officer’s fees	23,825
Other accrued expenses	37,580
Professional fees	152,722
Service and distribution fees	83,309
Transfer agent fees	12,777
Variation margin on futures contracts	35,309
Unrealized depreciation on:
Forward foreign currency exchange contracts	293,993
Unfunded floating rate loan interests	121,782

Total liabilities	13,363,050

Commitments and contingent liabilities

NET ASSETS	$461,710,903

NET ASSETS CONSIST OF
Paid-in capital	$533,763,462
Accumulated loss	(72,052,559)

NET ASSETS	$461,710,903

(a) Investments, at cost — unaffiliated	$459,446,719
(b) Investments, at cost — affiliated	$16,309,707
(c) Foreign currency, at cost	$49,205
(d) Premiums received	$89,543

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (continued)

December 31, 2023

BlackRock Credit Strategies Fund

NET ASSET VALUE

Institutional
Net assets	$321,744,196

Shares outstanding	37,301,647

Net asset value	$8.63

Shares authorized	Unlimited

Par value	$0.001

Class A
Net assets	$95,591,846

Shares outstanding	11,048,804

Net asset value	$8.65

Shares authorized	Unlimited

Par value	$0.001

Class U
Net assets	$44,169,046

Shares outstanding	5,110,107

Net asset value	$8.64

Shares authorized	Unlimited

Par value	$0.001

Class W
Net assets	$205,815

Shares outstanding	23,787

Net asset value	$8.65

Shares authorized	Unlimited

Par value	$0.001

See notes to consolidated financial statements.

F I N A N C I A L S T A T E M E N T S	41

Consolidated Statement of Operations

Year Ended December 31, 2023

BlackRock Credit Strategies Fund

INVESTMENT INCOME
Dividends — unaffiliated	$311,797
Dividends — affiliated	368,671
Interest — unaffiliated	50,922,946
Other income — unaffiliated	753,963

Total investment income	52,357,377

EXPENSES
Investment advisory	4,642,918
Service and distribution — class specific	1,018,367
Professional	334,386
Transfer agent — class specific	295,767
Custodian	272,864
Trustees and Officer	94,964
Registration	82,130
Accounting services	80,060
Printing and postage	45,954
Miscellaneous	21,437

Total expenses excluding interest expense	6,888,847
Interest expense and fees	2,731,297

Total expenses	9,620,144
Less:
Fees waived and/or reimbursed by the Manager	(20,083)

Total expenses after fees waived and/or reimbursed	9,600,061

Net investment income	42,757,316

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,608,780)
Forward foreign currency exchange contracts	(419,980)
Foreign currency transactions	159,512
Futures contracts	175,132
Options written	711,108
Swaps	(1,311,800)

(8,294,808)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	15,682,699
Investments — affiliated	82,588
Forward foreign currency exchange contracts	(282,362)
Foreign currency translations	5,495
Futures contracts	(106,128)
Options written	43,077
Swaps	(926,511)
Unfunded floating rate loan interests	589,475

15,088,333

Net realized and unrealized gain	6,793,525

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,550,841

(a) Net of reduction in deferred foreign capital gain tax of	$32,715

See notes to consolidated financial statements.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets

	BlackRock Credit Strategies Fund

	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$42,757,316	$30,309,195
Net realized loss	(8,294,808)	(45,123,213)
Net change in unrealized appreciation (depreciation)	15,088,333	(24,661,825)

Net increase (decrease) in net assets resulting from operations	49,550,841	(39,475,843)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income
Institutional	(29,713,678)	(22,591,727)
Class A	(8,637,151)	(7,027,288)
Class U	(3,782,558)	(2,367,084)
Class W	(18,936)	(14,156)
Return of capital
Institutional	(18,474)	—
Class A	(5,903)	—
Class U	(2,558)	—
Class W	(13)	—

Decrease in net assets resulting from distributions to shareholders	(42,179,271)	(32,000,255)

CAPITAL SHARE TRANSACTIONS
Shares sold and issued	92,061,415	132,686,996
Reinvestment of distributions	12,856,859	8,401,447
Redemption of shares resulting from repurchase offers	(80,562,415)	(67,853,052)

Net increase in net assets derived from capital share transactions	24,355,859	73,235,391

NET ASSETS
Total increase in net assets	31,727,429	1,759,293
Beginning of year	429,983,474	428,224,181

End of year	$461,710,903	$429,983,474

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	43

Consolidated Statement of Cash Flows

Year Ended December 31, 2023

BlackRock Credit Strategies Fund

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$49,550,841
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	222,229,840
Purchases of long-term investments	(173,028,264)
Net purchases of short-term securities	(17,948,285)
Amortization of premium and accretion of discount on investments and other fees	(4,538,219)
Premiums paid on closing options written	(539,853)
Premiums received from options written	1,315,982
Net realized loss on investments and options written	7,312,067
Net unrealized appreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(16,088,257)

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(40,659)
Dividends — unaffiliated	(161,898)
Interest — unaffiliated	(1,693,707)
Variation margin on futures contracts	15,321
Variation margin on centrally cleared swaps	(910)
Prepaid expenses	(32,436)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(3,136)
Custodian fees	18,835
Deferred capital gain tax	(32,715)
Interest expense and fees	(101,221)
Investment advisory fees	(27,387)
Trustees’ and Officer’s fees	23,447
Other accrued expenses	10,255
Professional fees	(26,059)
Service and distribution fees	318
Transfer agent fees	12,777
Variation margin on futures contracts	(55,927)

Net cash provided by operating activities	66,170,750

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(29,087,310)
Payments for bank borrowings	(163,800,000)
Net payments on redemption of capital shares	(80,807,484)
Proceeds from bank borrowings	115,400,000
Increase in bank overdraft	330,315
Proceeds from issuance of capital shares	91,023,908

Net cash used for financing activities	(66,940,571)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(1,536)

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(771,357)
Restricted and unrestricted cash and foreign currency at beginning of year	3,997,148

Restricted and unrestricted cash and foreign currency at end of year	$3,225,791

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,832,518

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$12,856,859

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Cash Flows (continued)

Year Ended December 31, 2023

BlackRock Credit Strategies Fund

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES

Cash pledged
Collateral — exchange-traded options written	$600,000
Futures contracts	1,491,000
Centrally cleared swaps	1,085,000
Foreign currency at value	49,791

$3,225,791

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	45

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund

	Institutional

							Period from
	Year Ended		Year Ended		Year Ended	Year Ended	02/28/19	(b)
	12/31/23	(a)	12/31/22	(a)	12/31/21	12/31/20	to 12/31/19

Net asset value, beginning of period	$8.48		$9.96		$10.41	$10.24	$10.00

Net investment income(c)	0.88		0.63		0.55	0.53	0.38
Net realized and unrealized gain (loss)	0.13			(1.43)	(0.28)	0.25	0.35

Net increase (decrease) from investment operations	1.01			(0.80)	0.27	0.78	0.73

Distributions(d)
From net investment income	(0.86)			(0.68)	(0.67)	(0.49)		(0.45)
From net realized gain	—		—		(0.05)	(0.12)		(0.04)
Return of capital	(0.00	)(e)	—		—	—	—

Total distributions	(0.86)			(0.68)	(0.72)	(0.61)		(0.49)

Net asset value, end of period	$8.63		$8.48		$9.96	$10.41	$10.24

Total Return(f)
Based on net asset value	12.36%			(8.17)%	2.58%	8.09%	7.41	%(g)

Ratios to Average Net Assets(h)
Total expenses(i)	2.00%		2.20	%(j)	2.12%	2.90%	3.44	%(k)(l)

Total expenses after fees waived and/or reimbursed	1.99%		2.19	%(j)	2.11%	2.59%	1.84	%(k)

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	1.36%		1.57	%(j)	1.66%	1.66%	1.47	%(k)

Net investment income	10.15%			7.09%	5.30%	5.40%	4.45	%(k)

Supplemental Data
Net assets, end of period (000)	$321,744		$293,515		$285,729	$128,769	$105,796

Borrowings outstanding, end of period (000)	$7,450		$55,850		$73,250	$39,500	$16,000

Asset coverage, end of period per $1,000 of bank borrowings	$62,975		$8,699		$6,846	$5,432	$7,612

Portfolio turnover rate	35%			55%	55%	77%		43%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

							Period from
	Year Ended		Year Ended		Year Ended	Year Ended	02/28/19	(b)
	12/31/23	(a)	12/31/22	(a)	12/31/21	12/31/20	to 12/31/19

Expense ratios	N/A		2.13%		1.93%	N/A	N/A

(j)

Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 2.18%, 2.18% and 1.55%, respectively.

(k)	Annualized.
(l)	Audit and offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, total expenses would have been 3.62%.

See notes to consolidated financial statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund (continued)

	Class A

						Period from
	Year Ended		Year Ended		Year Ended	04/01/20	(b)
	12/31/23	(a)	12/31/22	(a)	12/31/21	to 12/31/20

Net asset value, beginning of period	$8.50		$9.97		$10.42	$8.48

Net investment income(c)	0.82		0.57		0.47	0.33
Net realized and unrealized gain (loss)	0.13			(1.44)	(0.28)	2.03

Net increase (decrease) from investment operations	0.95			(0.87)	0.19	2.36

Distributions(d)
From net investment income	(0.80)			(0.60)	(0.59)		(0.30)
From net realized gain	—		—		(0.05)		(0.12)
Return of capital	(0.00	)(e)	—		—	—

Total distributions	(0.80)			(0.60)	(0.64)		(0.42)

Net asset value, end of period	$8.65		$8.50		$9.97	$10.42

Total Return(f)
Based on net asset value	11.53%			(8.87)%	1.82%	28.09	%(g)

Ratios to Average Net Assets(h)
Total expenses(i)	2.71%		2.87	%(j)	2.84%	3.35	%(k)

Total expenses after fees waived and/or reimbursed	2.70%		2.87	%(j)	2.82%	3.25	%(k)

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	2.06%		2.25	%(j)	2.39%	2.38	%(k)

Net investment income	9.45%			6.34%	4.57%	4.45	%(k)

Supplemental Data
Net assets, end of period (000)	$95,592		$97,062		$116,182	$46,313

Borrowings outstanding, end of period (000)	$7,450		$55,850		$73,250	$39,500

Asset coverage, end of period per $1,000 of bank borrowings	$62,975		$8,699		$6,846	$5,432

Portfolio turnover rate	35%			55%	55%		77%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

						Period from
	Year Ended		Year Ended		Year Ended	04/01/20	(b)
	12/31/23	(a)	12/31/22	(a)	12/31/21	to 12/31/20

Expense ratios	N/A		2.80%		2.65%	N/A

(j)

Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 2.85%, 2.85% and 2.23%, respectively.

(k)	Annualized.

See notes to consolidated financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund (continued)

	Class U

					Period from
	Year Ended		Year Ended		07/12/21	(b)
	12/31/23	(a)	12/31/22	(a)	to 12/31/21

Net asset value, beginning of period	$8.50		$9.97		$10.51

Net investment income(c)	0.81		0.58		0.20
Net realized and unrealized gain (loss)	0.13			(1.45)		(0.38)

Net increase (decrease) from investment operations	0.94			(0.87)		(0.18)

Distributions(d)
From net investment income	(0.80)			(0.60)		(0.31)
From net realized gain	—		—			(0.05)
Return of capital	(0.00	)(e)	—		—

Total distributions	(0.80)			(0.60)		(0.36)

Net asset value, end of period	$8.64		$8.50		$9.97

Total Return(f)
Based on net asset value	11.41%			(8.87)%	(1.74	)%(g)

Ratios to Average Net Assets(h)
Total expenses(i)	2.81%		2.88	%(j)	2.80	%(k)

Total expenses after fees waived and/or reimbursed	2.80%		2.88	%(j)	2.80	%(k)

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	2.17%		2.24	%(j)	2.47	%(k)

Net investment income	9.34%			6.54%	4.23	%(k)

Supplemental Data
Net assets, end of period (000)	$44,169		$39,203		$26,076

Borrowings outstanding, end of period (000)	$7,450		$55,850		$73,250

Asset coverage, end of period per $1,000 of bank borrowings	$62,975		$8,699		$6,846

Portfolio turnover rate	35%			55%	55	%(l)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

					Period from
	Year Ended		Year Ended		07/12/21	(b)
	12/31/23	(a)	12/31/22	(a)	to 12/31/21

Expense ratios	N/A		2.82%		2.54%

(j)

Includes non-recurring expenses of offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 2.87%, 2.86% and 2.23%, respectively.

(k)	Annualized.
(l)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to consolidated financial statements.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund (continued)

	Class W

					Period from
	Year Ended		Year Ended		07/12/21	(b)
	12/31/23	(a)	12/31/22	(a)	to 12/31/21

Net asset value, beginning of period	$8.50		$9.97		$10.51

Net investment income(c)	0.82		0.57		0.22
Net realized and unrealized gain (loss)	0.13			(1.44)		(0.40)

Net increase (decrease) from investment operations	0.95			(0.87)		(0.18)

Distributions(d)
From net investment income	(0.80)			(0.60)		(0.31)
From net realized gain	—		—			(0.05)
Return of capital	(0.00	)(e)	—		—

Total distributions	(0.80)			(0.60)		(0.36)

Net asset value, end of period	$8.65		$8.50		$9.97

Total Return(f)
Based on net asset value	11.53%			(8.87)%	(1.74	)%(g)

Ratios to Average Net Assets(h)
Total expenses(i)	2.69%		2.87	%(j)	2.70	%(k)

Total expenses after fees waived and/or reimbursed	2.69%		2.87	%(j)	2.70	%(k)

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	2.05%		2.25	%(j)	2.45	%(k)

Net investment income	9.44%			6.35%	4.64	%(k)

Supplemental Data
Net assets, end of period (000)	$206		$202		$237

Borrowings outstanding, end of period (000)	$7,450		$55,850		$73,250

Asset coverage, end of period per $1,000 of bank borrowings	$62,975		$8,699		$6,846

Portfolio turnover rate	35%			55%	55	%(l)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

					Period from
	Year Ended		Year Ended		07/12/21	(b)
	12/31/23	(a)	12/31/22	(a)	to 12/31/21

Expense ratios	N/A		2.80%		2.37%

(j)

Includes non-recurring expenses of offering costs. Without these costs, total expense, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense and fees would have been 2.86, 2.85% and 2.24%, respectively.

(k)	Annualized.
(l)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to consolidated financial statements.

F I N A N C I A L H I G H L I G H T S	49

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Credit Strategies Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company that has elected to operate as an interval fund. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”), reduced by any applicable repurchase fee. The Fund determines and makes available for publication the NAV of its shares on a daily basis. The Fund’s shares are offered for sale daily through its Distributor (defined below) at the then-current NAV plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested in each share class by the investor in the Fund but may range from 0.00% to 3.50%.

The Fund offers four classes of shares designated as Institutional Shares, Class A Shares, Class U Shares and Class W Shares. Each class of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class A, Class U and Class W Shares bear expenses related to the shareholder servicing and distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of CREDX Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of the Fund. The Taxable Subsidiary enables the Fund to hold investments that may produce non-qualifying income for tax purposes and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for the Fund. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for the Fund. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. There were no assets in the Taxable Subsidiary as of period end. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Bank Overdraft: The Fund had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting periodand of the report date. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Consolidated Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. See Income Tax Information note for the tax character of the Fund’s distributions paid during the year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Consolidated Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	51

Notes to Consolidated Financial Statements  (continued)

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. ACDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior

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Notes to Consolidated Financial Statements  (continued)

debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BlackRock Credit Strategies Fund	2-10 HBW	$105,332	$105,332	$103,632	$(1,700)
	Accordion Partners LLC	15,476	15,476	15,476	—
	Acquia, Inc.	18,263	18,156	18,263	107
	Action Environmental Group, Inc.	4,000	3,970	4,010	40
	Alcami Corp.	9,498	9,498	9,498	—
	Alcami Corp.	5,936	5,936	6,055	119
	Appriss Health LLC	94,478	94,479	92,684	(1,795)
	ARAS Corp.	20,180	20,181	19,535	(646)
	Backoffice Associates Holdings LLC	72,016	72,016	72,016	—
	Bullhorn, Inc.	133,960	133,932	129,272	(4,660)
	Bynder Holding BV	1,215	1,215	1,194	(21)
	Bynder Holding BV	4,410	4,410	4,334	(76)
	CBI-Gator Acquisition LLC	88,629	88,629	80,918	(7,711)
	CivicPlus LLC	90,285	90,285	90,095	(190)
	Corestates, Inc.	54,645	53,866	53,279	(587)
	Corestates, Inc.	109,290	108,197	106,558	(1,639)
	Cybergrants Holdings LLC	136,111	136,111	132,654	(3,457)
	Emerald Technologies (U.S.) Acquisition., Inc.	140,742	127,513	119,977	(7,536)
	ESO Solutions, Inc.	121,472	121,472	118,192	(3,280)
	Foreside Financial	52,881	52,881	51,453	(1,428)

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Notes to Consolidated Financial Statements  (continued)

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BlackRock Credit Strategies Fund (continued)	Foreside Financial	$221,186	$221,187	$220,966	$(221)
	Fusion Holding Corp.	18,868	18,868	18,677	(191)
	Integratecom, Inc.	4,000	4,000	3,871	(129)
	IT Parent LLC	59,770	59,210	56,721	(2,489)
	James Perse Enterprises, Inc.	500,000	500,000	500,000	—
	Kid Distro Holdings LLC	116,769	115,202	110,256	(4,946)
	Kroll Bond Rating Agency, Inc.	397,059	397,059	389,019	(8,040)
	Lightspeed Solution LLC	101,192	101,192	99,248	(1,944)
	LJ Avalon Holdings LLC	14,181	14,181	14,098	(83)
	Lucky US Buyerco LLC	11,117	11,117	10,919	(198)
	Madison Logic Holdings, Inc.	6,363	6,363	6,185	(178)
	Mesquite Bidco, LLC	5,714	5,545	5,714	169
	MSM Acquisitions, Inc.	17,875	17,875	16,338	(1,537)
	Oak Purchaser, Inc.	97,862	96,884	95,122	(1,762)
	Oak Purchaser, Inc.	287,831	284,952	279,771	(5,181)
	Oversight Systems, Inc.	45,547	44,784	45,050	266
	Patriot Home Care	931,486	931,486	905,936	(25,550)
	Peter C. Foy & Associates Insurance Services LLC	99,374	99,374	98,976	(398)
	Pluralsight, Inc.	42,628	42,628	41,562	(1,066)
	Pueblo Mechanical and Controls LLC	78,333	78,333	77,134	(1,199)
	Razor Group GmbH	318,411	319,159	306,949	(12,210)
	Sellerx	667,590	667,590	660,247	(7,343)
	Serrano Parent, LLC	9,000	9,000	8,946	(54)
	Showtime Acquisition LLC (World Choice)	5,063	5,063	4,972	(91)
	Showtime Acquisition LLC (World Choice)	6,329	6,329	6,215	(114)
	Smarsh, Inc.	190,476	188,571	188,761	190
	Smarsh, Inc.	95,238	93,832	94,381	549
	Spartan Bidco Pty. Ltd.	230,769	230,769	229,371	(1,398)
	Supergoop LLC	276,165	271,678	272,640	962
	Superman Holdings LLC	69,807	69,014	69,248	234
	Thunder Purchaser, Inc.	83,820	83,820	81,343	(2,477)
	Wealth Enhancement Group LLC	80,511	80,511	79,513	(998)
	Zilliant, Inc.	148,148	148,148	140,889	(7,259)

					$(119,146)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Fund to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statement of Assets and Liabilities and Statement of Operations.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market

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Notes to Consolidated Financial Statements  (continued)

value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration,

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Notes to Consolidated Financial Statements  (continued)

repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 1.00% of the average daily value of the Fund’s managed assets. For purposes of calculating this fee,“managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage which includes the assets of the Taxable Subsidiary.

The Manager entered into sub-advisory agreements with BlackRock Capital Investment Advisors, LLC (“BCIA”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BCIA, BIL and BSL for services they provide for that portion of the Fund for which BCIA, BIL and BSL, respectively, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.75%. 0.25% of such fee is a shareholder service fee and the remaining portion is a distribution fee. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	57

Notes to Consolidated Financial Statements  (continued)

For the year ended December 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Class A	Class U	Class W	Total

Service and distribution fees — class specific	$ 709,573	$ 307,247	$ 1,547	$ 1,018,367

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2023, the Fund did not pay any amounts to affiliates in return for these services.

For the year ended December 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Class A	Class U	Class W	Total

Transfer agent fees — class specific	$ 224,391	$ 18,748	$ 52,602	$ 26	$ 295,767

Other Fees: For the year ended December 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Class A Shares for a total of $257.

For the year ended December 31, 2023, affiliates received CDSCs of $2,140 for Class A Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2023, the amount waived was $4,326.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2023, the Manager waived $15,757 in investment advisory fees pursuant to these arrangements.

The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average daily value of the net assets of each share class (“expense limitation”). Expenses covered by the expense limitation include without limitation, custodial, accounting and administrative services, any ongoing organizational expenses, and all initial and ongoing offering expenses (other than any applicable sales load). Expenses excluded from the expense limitation are limited to the investment advisory fee, service and distribution fees, interest expense, portfolio transaction and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024. For the year ended December 31, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective March 1, 2026, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term securities, were $163,818,928 and $218,567,145, respectively.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to distributions paid in excess of taxable income were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

BlackRock Credit Strategies Fund	$(349,156)	$349,156

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/23	Year Ended 12/31/22

BlackRock Credit Strategies Fund
Ordinary income	$42,152,323	$32,000,255
Return of capital	26,948	—

	$42,179,271	$32,000,255

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Ordinary Losses	(c)	Total

BlackRock Credit Strategies Fund	$ (50,512,829)		$ (21,180,588)		$ (359,142)		$ (72,052,559)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, the classification of investments, the accrual of income on securities in default, and amortization methods for premiums and discounts on fixed income securities.

(c)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Credit Strategies Fund	$478,712,044	$9,730,140	$(30,606,138)	$(20,875,998)

9.	BANK BORROWINGS

The Fund has entered into a credit agreement with Société Générale (the “Lender”) that established a revolving credit facility with an initial commitment of up to $150 million (the “Facility”). The Facility may be increased to a maximum of $450 million. The Facility has the following terms: an unused commitment fee of 0.25% per annum when amounts borrowed is greater than $75 million or 0.30% per annum when amounts borrowed is less than $75 million and interest at a rate equal to Daily Simple SOFR on the date the loan is made plus 1.75% and a 0.10% credit spread adjustment per annum on amounts borrowed. The agreement expires on September 30, 2025 unless extended or renewed. The Fund’s borrowings, if any, are secured by eligible securities held in its portfolio of investments.

During the period, the Fund paid the commitment fee based on the daily unused portion of the Facility and an extension fee for a two-year extension. The fees associated with the agreement are included in the Consolidated Statement of Operations as interest expense and fees, if any. Advances to the Fund as of period end, if any, are shown in the Statement of Assets and Liabilities as bank borrowings. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	59

Notes to Consolidated Financial Statements  (continued)

amount of the borrowings approximates fair value. For the year ended December 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

Fund Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate

BlackRock Credit Strategies Fund	$74,850,000	$32,918,767	6.72%

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Illiquidity Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Fund’s performance.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

LIBOR Transition Risk: The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.001.

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/23		Year Ended 12/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Credit Strategies Fund
Institutional
Shares sold	9,119,557	$78,944,735	11,086,508	$101,945,743
Shares issued from dividend reinvestment	560,160	4,841,156	361,932	3,214,888
Shares redeemed in repurchase offers	(6,985,601)	(60,556,833)	(5,520,633)	(48,804,990)

	2,694,116	$23,229,058	5,927,807	$56,355,641

Class A
Shares sold	721,005	$6,254,581	1,039,703	$9,733,623
Shares issued from dividend reinvestment	732,325	6,348,951	582,337	5,186,559
Shares redeemed in repurchase offers	(1,819,633)	(15,810,499)	(1,864,057)	(16,578,161)

	(366,303)	$(3,206,967)	(242,017)	$(1,657,979)

Class U
Shares sold	790,438	$6,862,099	2,273,962	$21,007,630
Shares issued from dividend reinvestment	192,379	1,666,752	—	—
Shares redeemed in repurchase offers	(483,245)	(4,195,083)	(278,784)	(2,469,901)

	499,572	$4,333,768	1,995,178	$18,537,729

	2,827,385	$24,355,859	7,680,968	$73,235,391

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	61

Notes to Consolidated Financial Statements  (continued)

The Fund will make offers to purchase between 5% and 25% of its outstanding shares at approximate 3 month intervals. Repurchase offer results for the periods shown were as follows:

	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases

Institutional	01/09/23	02/08/23	2,957,747	8.44%	2,078,409	5.93%	$8.72	$18,123,720
Class A	01/09/23	02/08/23	608,674	5.29	427,776	3.72	8.74	3,738,762
Class U	01/09/23	02/08/23	82,501	1.74	57,883	1.22	8.74	505,896
Class W	01/09/23	02/08/23	—	—	—	—	—	—
Institutional	04/10/23	05/10/23	1,774,797	5.21	1,774,797	5.21	8.66	15,369,740
Class A	04/10/23	05/10/23	662,387	5.89	662,387	5.89	8.68	5,749,522
Class U	04/10/23	05/10/23	184,096	3.84	184,096	3.84	8.68	1,597,957
Class W	04/10/23	05/10/23	—	—	—	—	—	—
Institutional	07/10/23	08/09/23	1,540,620	4.51	1,540,620	4.51	8.65	13,326,359
Class A	07/10/23	08/09/23	250,029	2.30	250,029	2.30	8.68	2,170,254
Class U	07/10/23	08/09/23	93,356	1.96	93,356	1.96	8.68	810,332
Class W	07/10/23	08/09/23	—	—	—	—	—	—
Institutional	10/09/23	11/08/23	1,591,775	4.36	1,591,775	4.36	8.63	13,737,014
Class A	10/09/23	11/08/23	479,441	4.38	479,441	4.38	8.66	4,151,961
Class U	10/09/23	11/08/23	147,910	3.07	147,910	3.07	8.66	1,280,898
Class W	10/09/23	11/08/23	—	—	—	—	—	—

	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases

Institutional	01/07/22	02/07/22	476,764	1.57%	476,764	1.57%	$9.70	$4,624,611
Class A	01/07/22	02/07/22	376,008	3.14	376,008	3.14	9.71	3,651,042
Class U	01/07/22	02/07/22	26,393	0.82	26,393	0.82	9.71	256,272
Class W	01/07/22	02/07/22	—	—	—	—	—	—
Institutional	04/08/22	05/09/22	1,752,087	5.04	1,752,087	5.04	9.11	15,961,512
Class A	04/08/22	05/09/22	234,476	1.93	234,476	1.93	9.12	2,138,424
Class U	04/08/22	05/09/22	76,616	1.97	76,616	1.97	9.13	699,501
Class W	04/08/22	05/09/22	—	—	—	—	—	—
Institutional	07/08/22	08/09/22	1,456,156	4.08	1,456,156	4.08	8.79	12,799,607
Class A	07/08/22	08/09/22	631,143	5.15	631,143	5.15	8.80	5,554,063
Class U	07/08/22	08/09/22	87,441	2.01	87,441	2.01	8.81	770,357
Class W	07/08/22	08/09/22	—	—	—	—	—	—
Institutional	10/07/22	11/08/22	1,835,626	5.16	1,835,626	5.16	8.40	15,419,260
Class A	10/07/22	11/08/22	622,430	5.23	622,430	5.23	8.41	5,234,632
Class U	10/07/22	11/08/22	88,334	1.92	88,334	1.92	8.42	743,771
Class W	10/07/22	11/08/22	—	—	—	—	—	—

(a)	Date the repurchase offer period began.

The amount of the repurchase offers is shown as redemptions of shares resulting from repurchase offers in the Consolidated Statements of Changes in Net Assets.

As of December 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Class A	Class U	Class W

BlackRock Credit Strategies Fund	9,800,000	58,962	23,787	23,787

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

The Fund conducted a quarterly repurchase offer for up to 5% of its issued and outstanding common shares. The results of the Fund’s repurchase offer were as follows:

	Commencement Date	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases

Institutional	01/08/24	02/07/24	1,251,004	2.82%	1,251,004	2.82%	$8.60	$10,758,637
Class A	01/08/24	02/07/24	347,253	3.09	347,253	3.09	8.62	2,993,320
Class U	01/08/24	02/07/24	152,926	2.94	152,926	2.94	8.61	1,316,692
Class W	01/08/24	02/07/24	—	—	—	—	—	—

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	63

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Credit Strategies Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Credit Strategies Fund (the “Fund”), including the schedule of investments, as of December 31, 2023, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from February 28, 2019 (commencement of operations) through December 31, 2019, and the related notes. Such financial highlights are consolidated for the two years in the period ended December 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the four years in the period then ended and for the period from February 28, 2019 (commencement of operations) through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2024

We have served as the auditor of one or more BlackRock investment companies since 1992.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2023:

Fund Name	Qualified Dividend Income

BlackRock Credit Strategies Fund	$ 526,004

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2023:

Fund Name	Federal Obligation Interest

BlackRock Credit Strategies Fund	$ 35,855

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Credit Strategies Fund	0.27%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

Fund Name	Interest Dividends

BlackRock Credit Strategies Fund	$ 40,904,139

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

Fund Name	Interest- Related Dividends

BlackRock Credit Strategies Fund	$ 30,667,966

I M P O R T A N T T A X I N F O R M A T I O N	65

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares of the Fund by BNY Mellon Investment Servicing (US) Inc. (the “Reinvestment Plan Agent”), unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by BNY Mellon Investment Servicing (US) Inc., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting your bank, broker or other nominee who holds your Fund common shares or if your Fund common shares are held directly by the Fund, by contacting the Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

In the case of record shareholders such as banks, brokers or other nominees that hold Fund common shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact the bank, broker or other nominee for details. Such shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.

The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the reinvestment date; there is no sales or other charge for reinvestment.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, in writing to: BlackRock Funds, C/O BNY Mellon Investment Servicing, PO Box 9819, Providence, RI 02940.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees

Name Year of Birth(a)(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

W. Carl Kester 1951	Chair of the Board and Trustee (Since 2018)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 104 Portfolios	None

Frank J. Fabozzi 1948	Trustee (Since 2018)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 104 Portfolios	None

Catherine A. Lynch 1961	Trustee (Since 2018)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust.

Cynthia L. Egan 1955	Trustee (Since 2023)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	71 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non- Executive Vice Chair of the Board) (chemical products)

Arthur P. Steinmetz 1958	Trustee (Since 2023)	Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019; Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019; Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	70 RICs consisting of 103 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	67

Trustee and Officer Information  (continued)

Interested Trustees(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

John M. Perlowski 1964	Trustee (Since 2018) and President and Chief Executive Officer (Since 2018)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; and W. Carl Kester, 1995. Certain other Independent Trustees became members of the boards of the close-end funds in the BlackRock Fixed-Income Complex as follows: Catherine A. Lynch, 2016.

(d)

Mr. Perlowski is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Multi-Asset Complex.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2018)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2018)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2018)	Chief Compliance Officer of BlackRock Advisors, LLC since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012; Chief Compliance Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed Income Complex from 2014 to 2023; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds from 2006 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2018)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.

Effective December 31, 2023, Frank Fabozzi retired as Trustee of the Fund.

Effective December 31, 2023, Cynthia Egan and Arthur Steinmetz each became an Independent Trustee of the Fund.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

The following information is a summary of certain changes since December 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Fundamental Periodic Repurchase Policy

The Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act as a fundamental policy. As an interval fund, the Fund will make quarterly repurchase offers at net asset value (less a repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policies regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 3 months.

A D D I T I O N A L I N F O R M A T I O N	69

Additional Information  (continued)

Fundamental Periodic Repurchase Policy (continued)

(c) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

During the fiscal year ended December 31, 2023, the Fund conducted repurchase offers for up to 5% of its outstanding Common Shares, pursuant to Rule 23c-3 under the 1940 Act, as summarized in the following table:

Number of Repurchase Offers	Number of Shares Repurchased	Number of Shares Tendered
4	9,288,478	10,373,333

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Capital Investment Advisors, LLC

Wilmington, DE 19809

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

PIK	Payment-in-Kind

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depository Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	71

Want to know more?

blackrock.com | 877-275-1255

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when repurchased by the Fund in connection with any applicable repurchase offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CRST-12/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Strategies Fund	$113,832	$84,966	$8,000	$4,000	$22,880	$22,000	$407	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Includes fees for the Fund and the Fund’s subsidiary.

4 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Strategies Fund	$31,287	$26,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) Not Applicable

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment

Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of James E. Keenan, CFA, Managing Director at BlackRock, Jeffrey Cucunato, Managing Director at BlackRock, David Delbos, Managing Director at BlackRock, Patrick Wolfe, Managing Director at BlackRock and Eric Yuan, Managing Director at BlackRock. Messrs. Keenan, Cucunato, Delbos, Wolfe and Yuan are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Keenan, Cucunato, Delbos and Wolfe have been members of the Fund’s management team since 2019, and Mr. Yuan has been a member of the Fund’s management since 2022.

Portfolio Manager	Biography
James E. Keenan, CFA	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2005.
Jeffrey Cucunato	Managing Director of BlackRock since 2005.
David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.
Patrick Wolfe	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2018 to 2019; Director of Structured Credit of TCP since 2018; Vice President of Structured Credit of TCP from 2017 to 2018; Senior Associate of TCP from 2016 to 2017; Structured Credit Analyst of TCP from 2013 to 2016; Structured Credit Group of Deutsche Bank from 2007 to 2013.
Eric Yuan	Managing Director of BlackRock, Inc. since 2018; Managing Director of TCP from 2015 to 2018.

(a)(2) As of December 31, 2023:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan, CFA	18	30	9	0	0	2
	$5.05 Billion	$9.79 Billion	$5.71 Billion	$0	$0	$2.13 Million
Jeffrey Cucunato	5	4	2	0	0	1
	$2.33 Billion	$510.0 Million	$555.6 Million	$0	$0	$1.41 Million
David Delbos	29	25	116	0	0	5
	$35.82 Billion	$10.67 Billion	$16.36 Billion	$0	$0	$642.4 Million
Patrick Wolfe	2	2	1	0	0	0
	$79.05 Million	$0.032 Million	$427.0 Million	$0	$0	$0
Eric Yuan	1	0	0	0	0	0
	$0.22 Million	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan, Cucunato, Delbos, Wolfe and Yuan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Cucunato, Delbos, Wolfe and Yuan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2023:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2023.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James E. Keenan, CFA David Delbos	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Jeffrey Cucunato	Bloomberg US Credit Index.
Patrick Wolfe Eric Yuan	None

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2023.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan, CFA	Over $1,000,000
Jeffrey Cucunato	$100,001 - $500,000
David Delbos	$100,001 - $500,000
Patrick Wolfe	$100,001 - $500,000
Eric Yuan	$50,001 - $100,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Strategies Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: February 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: February 26, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Credit Strategies Fund

Date: February 26, 2024